     As filed with the Securities and Exchange Commission February 24, 1997



                                                              File No. 33-53692

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 5
                                   TO FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2

A.   Exact name of trust:  Separate Account VL I

B.   Name of depositor:  Hartford Life Insurance Company

C.   Complete address of depositor's principal executive offices:

     P.O. Box 2999
     Hartford, CT  06104-2999

D.   Name and complete address of agent for service:

     Margaret E. Hankard, Esq.
     Hartford Life Insurance Companies
     P.O. Box 2999
     Hartford,  06104-2999

     It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b) of Rule 485
     --------
               on May 1, 1997 pursuant to paragraph (b) of Rule 485
     --------
               60 days after filing pursuant to paragraph (a)(1) of Rule 485
     --------
        X      on May 1, 1997 pursuant to paragraph (a)(1) of Rule 485
     --------
               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     --------

E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on or about February 28, 1997.

F.   Proposed maximum aggregate offering price to the public of the securities
     being registered:   Not yet determined.

G.   Amount of filing fee:  Not applicable.

H.   Approximate date of proposed public offering:     As soon as practicable
     after the effective date of this registration statement.

                         RECONCILIATION AND TIE BETWEEN
                           FORM N-8B-2 AND PROSPECTUS

            Item No. of
            Form N-8B-2       CAPTION IN PROSPECTUS
            -----------       ---------------------

                1.            Cover page

                2.            Cover page

                3.            Not applicable

                4.            The Company; Distribution of the Policies

                5. Summary - Separate Account VL I; Separate Account VL I - General

                6.            Separate Account VL I - General

                7.            Not required by Form S-6

                8.            Not required by Form S-6

                9.            Legal Proceedings

                10.           Summary; Separate Account VL I - Funds; The Policy
                              - Application for a Policy; Detailed Description of Policy Benefits and Provisions; Other Matters - Voting Rights, Dividends

                11.           Summary; Separate Account VL I - Funds

                12.           Summary; Separate Account VL I - Funds

                13.           Deductions and Charges from the Account Value;
                              Distribution of the Policies; Federal Tax
                              Considerations

                14. Detailed Description of Policy Benefits and Provisions - Application for a Policy

             Item No. of
             Form N-8B-2      CAPTION IN PROSPECTUS
             -----------      ---------------------
                15.           Detailed Description of Policy Benefits and
                              Provisions - Allocation of Premium Payments

                16. Separate Account VL I - Funds; Detailed Description of Policy Benefits and
                              Provisions - Allocation of Premium Payments

                17. Summary; Detailed Description of Policy Benefits and Provisions - Cash Value and Amount Payable on Surrender of the Policy, The Right to Examine or Exchange the Policy and Surrender/Continuation Options.

                18. Separate Account VL I - Funds; Deduction and Charges from the Account Value; Federal Tax Considerations

                19.           Other Matters - Statements to Policy Owners

                20.           Not applicable

                21. Detailed Description of Policy Benefits and Provisions - Policy Loans

                22.           Not applicable

                23.           Safekeeping of the Separate Account Assets

                24.           Other Matters - Assignment

                25.           The Company

                26.           Not applicable

                27.           The Company

                28.           The Company; Management

                29.           The Company

                30.           Not applicable

             Item No. of
             Form N-8B-2      CAPTION IN PROSPECTUS
             -----------      ---------------------
                31.           Not applicable

                32.           Not applicable

                33.           Not applicable

                34.           Not applicable

                35.           Distribution of the Policies

                36.           Not required by Form S-6

                37.           Not applicable

                38.           Distribution of the Policies

                39.           The Company; Distribution of the Policies

                40.           Not applicable

                41.           The Company; Distribution of the Policies

                42.           Not applicable

                43.           Not applicable

                44. Detailed Description of Policy Benefits and Provisions - Allocation of Premium Payments

                45.           Not applicable

                46. Detailed Description of Policy Benefits and Provision - Cash Value

                47.           Separate Account VL I - Funds

                48.           Cover page; The Company

                49.           Not applicable

            Item No. of
            Form N-8B-2       CAPTION IN PROSPECTUS
            -----------       ---------------------
                50.           Separate Account VL I - General

                51. Summary; The Company; Detailed Description of Policy Benefits and Provisions; Other Matters - Beneficiary

                52.           Separate Account VL I - Funds, Investment
                              Advisers

                53.           Federal Tax Considerations

                54.           Not applicable

                55.           Not applicable

                56.           Not required by Form S-6

                57.           Not required by Form S-6

                58.           Not required by Form S-6

                59.           Not required by Form S-6

HARTFORD LIFE INSURANCE COMPANY                   STAG VARIABLE LIFE
P.O. BOX 2999                                     Flexible Premium
HARTFORD, CT  06104-2999                          Variable Life Insurance
TELEPHONE (800)243-5433                           Policies

This Prospectus describes a flexible premium variable life insurance policy (the "Policies", and each individually a "Policy") offered by Hartford Life Insurance Company ("Hartford") to applicants age 80 and under. For a given amount of Death Benefit chosen, the Policy Owner has considerable flexibility in selecting the timing and amount of premium payments. In addition, the Policy Owner can select a Guarantee Period, of from one to ten years, during which additional guarantees are provided. Among these is the guarantee that the Death Benefit will be no less than the initial Face Amount and the Policy will not lapse as long as certain Scheduled Premiums are paid or are provided for by favorable investment experience. Unscheduled Premium payments are also allowed.

The Guarantee Period selected by You will affect the benefits provided by the Policy. In general, the longer the Guarantee Period is, the higher the front-end sales loads and surrender charges are. However, the advantages of a longer Guarantee Period include lower cost of insurance rates and lower
mortality and expense risk rates.  See "Guarantee Period" on page     for more
details.

Sales agents can provide prospective purchasers with individualized sales illustrations which reflect all the fees and charges associated with the Policy options selected.

The Policies provide for a Death Benefit payable at the Insured's death. The Policy Owner may select one of three Death Benefit options; a fixed amount equal to the Face Amount, a variable amount equal to the Face Amount plus the Account Value, or a variable amount equal to the Face Amount plus a return of Scheduled Premiums.

Under all three options, the Policies have Cash Values which increase with the payment of each premium and which decrease to reflect fees and charges made by the Hartford. These fees and charges vary depending on the Face Amount of the Policy, the age of the Insured, the level of the premiums paid, and the length of the Guarantee Period.

If a Policy is surrendered during the first two Policy Years, the Policy Owner may be entitled to a refund of excess sales loads in addition to the Cash Surrender Value.

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of a Policy will also vary up or down to reflect the investment experience of the Funds to which the Net Premium(s) has been allocated and the Policy Owner bears the investment risk for all amounts so allocated.

The initial Net Premium will be allocated to Hartford Money Market Sub-Account and after the Right to Examine Period has expired, to one or more of the Sub-Accounts or to the Fixed Account as specified in the Policy

Owner's application.  The Funds underlying the Sub-Accounts presently are:
Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Bond Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc. (the "Hartford Funds") of Hartford Mutual Funds, each of which is managed by HL Investment Advisors, Inc.: Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, and Putnam VT Voyager Fund (the "Putnam Funds") of the Putnam Variable Trust, each of which is managed by Putnam Investment Management, Inc., and the Equity-Income Portfolio and Overseas Portfolio of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II (the "Fidelity Funds," and collectively with the Hartford Funds and the Putnam Funds, the "Funds"), each of which is managed by Fidelity Management & Research Company.

These Policies are subject to a front-end sales load and surrender charge which are set forth in the sections entitled "Deduction from the Premium" and "Deductions and Charges from the Account Value" on pages ____ - ____. In addition, there are examples on pages ____ and ____ to help you in your selection of a Guarantee Period.

MAXIMUM FRONT-END SALES LOADS ARE 50% OF THE PREMIUMS PAID IN THE FIRST POLICY YEAR, 11% IN YEARS 2 THROUGH 10 AND 3% IN YEARS 11 AND LATER. THE MAXIMUM SURRENDER CHARGE UNDER THE POLICY IS 110% OF THE PREMIUM PAID IN THE FIRST POLICY YEAR. HOWEVER, ACTUAL CHARGES MAY BE LESS. SEE "FRONT-END SALES LOAD" ON PAGE ___, "SURRENDER CHARGES" ON PAGE ___, AND "LOAD REFUND" ON PAGE ___ FOR MORE DETAILS.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR

ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1997.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GLOSSARY OF SPECIAL TERMS

SUMMARY

DETAILED DESCRIPTION OF POLICY
  BENEFITS AND PROVISIONS
        General
        Premiums
          Premium Payment Flexibility
          Scheduled Premiums
          Unscheduled Premiums
          Allocation of Premium Payments
          Accumulation Units
          Accumulation Unit Values
          Premium Limitation
        Cash Values
          Amount Payable on Surrender of the Policy
          Load Refund
          Partial Withdrawals
        Transfers of Account Value
          Amount and Frequency of Transfers
          Transfers to or from Sub-Accounts
          Transfers from the Fixed Account

          Dollar Cost Averaging Option

        Policy Loans
           Loan Interest
           Credited Interest
           Preferred Loan
           Loan Repayments
           Termination Due to Excessive Indebtedness
           Effect of Loans on Account Value
         Death Benefit
           Death Benefit Options
           Option Change
           Death Benefit Guarantee
           Minimum Death Benefit
           Increases and Decreases in Face Amount
         Benefits at Maturity
         Lapse and Reinstatement
           Policy Surplus
           Lapse and Grace Period

            Reinstatement
           Automatic Premium Loan Option
         The Right to Examine or Exchange the Policy
         Surrender/Continuation Options
            Option Descriptions
        Valuation of Payments and Transfers
        Application for a Policy
            Reduced Charges for Eligible Groups
        Deductions from the Premium
            Front End Sales Load
            Premium Related Tax Charge
        Deductions and Charges from the Account Value
            Monthly Deduction Amounts
            Surrender Charges
            Examples of Front-End Sales Loads and Surrender Charges Charges Against the Funds
            Taxes

THE COMPANY

SEPARATE ACCOUNT VL I
         General
         Funds
      Hartford Funds
      Putnam Funds
      Fidelity Funds
  Investment Adviser
         Hartford Funds
         Putnam Funds
             Fidelity Funds

THE FIXED ACCOUNT

OTHER MATTERS
  Voting Rights
  Statements to Policy Owners
  Limit on Right to Contest
  Misstatement as to Age
  Payment Options
  Beneficiary
    Assignment
    Dividends

SUPPLEMENTAL BENEFITS
  Deduction Amount Waiver Rider
  Accidental Death Benefit Rider
  Increase in Coverage Option Rider

  Maturity Date Extension Rider

EXECUTIVE OFFICERS AND DIRECTORS

DISTRIBUTION OF THE POLICIES

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

FEDERAL TAX CONSIDERATIONS
  General
  Taxation of Hartford and the Separate Account
  Income Taxation of Policy Benefits
  Modified Endowment Contracts
  Estate and Generation Skipping Taxes
  Diversification Requirements
  Ownership of the Assets in the Separate Account
  Life Insurance Purchased for Use in Split Dollar Arrangements
  Federal Income Tax Withholding
  Non-Individual Ownership of Policies
  Other
  Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

LEGAL PROCEEDINGS

EXPERTS

REGISTRATION STATEMENT

LEGAL MATTERS

APPENDIX A ILLUSTRATION OF DEATH BENEFITS,
  ACCOUNT VALUES AND SURRENDER VALUES

The Policies may not be available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE:  Value used to determine certain Policy benefits and charges.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL SCHEDULED PREMIUM AND/OR SCHEDULED PREMIUMS: The amount of premiums selected by You within limits established under the Policy.

ATTAINED AGE:  The Issue Age plus the number of fully completed Policy Years.

CASH SURRENDER VALUE:  Cash Value less all Indebtedness.

CASH VALUE:  The Account Value less all remaining surrender charges, if any.

CODE:  The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE: The date from which the provisions governing the suicide and incontestability are measured.

DEATH BENEFIT: The Death Benefit Option in effect determines how the Death Benefit is calculated. The three Death Benefit Options provided are described in the Death Benefit section of this Prospectus.

DEATH PROCEEDS: The amount which We will pay on the death of the Insured. This amount equals the Death Benefit less any Indebtedness.

FACE AMOUNT: On the Policy Date, the Face Amount equals the initial Face Amount. Thereafter it may change in accordance with the terms of the Policy.

FIXED ACCOUNT:  Portion of Account Value invested in Hartford's general account.

FIXED ACCOUNT MINIMUM CREDITED RATE: The minimum rate credited to amounts allocated to the Fixed Account.

FUNDS: The registered open-end management investment companies in which assets of the Separate Account may be invested.

GUARANTEE PERIOD: The period, selected by You, from one to ten Policy Years, during which additional Policy guarantees are provided. Among these is the guarantee that if Scheduled Premiums are paid, the Death Benefit will be no less than the initial Face Amount regardless of the investment performance of the Sub-Accounts. See "Guarantee Period" on page __.

GUIDELINE ANNUAL PREMIUM: The level annual premium payment necessary to provide the future benefits under the Policy through maturity, based on certain assumptions specified under the Federal securities laws. These assumptions include mortality charges based on the 1980 CSO Table, an assumed annual net rate of return of 5% per year, and deduction of the fees and charges specified in the Policy. For purposes of the Policy, the Guideline Annual Premium is used only in limiting front-end sales loads and surrender charges.

HARTFORD (ALSO WE, US, OUR OR THE COMPANY):  Hartford Life Insurance Company.

IN WRITING:  In a written form satisfying to Us.

INDEBTEDNESS: The outstanding loan on the Policy, including any interest due or accrued.

INSURED:  The person on whose life the Policy is issued.

ISSUE AGE:  As of the Policy Date, the Insured's age on his/her last birthday.

LOAN ACCOUNT: An account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. Amounts are held as collateral and are credited with interest at the Fixed Account Minimum Credited Rate. Amounts are not subject to the investment experience of the Separate Account.

MATURITY DATE:  The date on which the Policy will mature.

MONTHLY ACTIVITY DATE: The Policy Date and the same date in each succeeding month as the Policy Date except that whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed the next Valuation Day.

MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Account Value on the Monthly Activity Date.

NATIONAL SERVICE CENTER:  Located in Minneapolis, Minnesota.

NET PREMIUM:  The amount of premium actually credited to the Account Value.

POLICY: The flexible premium variable life insurance contract issued by Hartford described in this Prospectus.

POLICY ANNIVERSARY: An anniversary of the Policy Date. Similarly, Policy Years are measured from the Policy Date.

POLICY DATE: The date from which Policy Anniversaries and Policy Years are determined.

POLICY OWNER (ALSO YOU, YOUR): The person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY SURPLUS: An amount which We calculate for each Policy Year during the Guarantee Period to determine whether or not payment of a Scheduled Premium is required and is calculated as described in "Policy Surplus" on page __.

POLICY YEARS:  Annual periods computed from the Policy Date.

PRO RATA BASIS: An allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SCHEDULED PREMIUM:  Amount of premium shown on Your specifications.

SEPARATE ACCOUNT (also "Separate Account VL I"): An account established by Hartford to separate the assets funding the Policies from other assets of Hartford; in this case, "Separate Account VL I."

SUB-ACCOUNT:  The subdivisions of the Separate Account.

TARGET ACCOUNT VALUE: The Account Value, determined at issue, that would result on each Policy Anniversary assuming all annual Scheduled Premiums were paid when due (including the one due on that anniversary for the next Policy Year), a 6% net yield on assets (after fund level charges are deducted but before the mortality and expense risk charge is deducted) and current cost of insurance and expense charges.

UNSCHEDULED PREMIUMS:  Any premium payment other than a Scheduled Premium
Payment.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

                                     SUMMARY

THE POLICY

The flexible premium variable life insurance Policies offered by this Prospectus are funded by the Fixed Account and Separate Account VL I, a separate account established by Hartford pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Separate Account is presently comprised of 22 sub-accounts (the "Sub-Accounts" and each individually a "Sub-Account"), each of which invests exclusively in one of the underlying Funds. If an initial premium is submitted with an application for a Policy, the Net Premium will be allocated, to the Hartford Money Market Sub-Account. At a later date the values in the Hartford Money Market Sub-Account will be allocated to one or more of the Sub-Accounts or the Fixed Account as specified in the Policy Owner's application. This later date is the latest of 45 days after the application is signed, ten days after We receive the premium and the date We receive the final requirement to put the Policy in force. The Policies are credited with units ("Accumulation Units") in each selected Sub-Account, the assets of which are invested in the applicable Fund.
A Policy Owner may transfer amounts invested among the Sub-Accounts and the Fixed Account subject to a transfer charge, if applicable. See "Transfer of Account Value" of "Detailed Description of Policy Benefits and Provisions," page
____.

The Policies are first and foremost life insurance policies with death benefits, cash values, and other features traditionally associated with life insurance. The Policies are called "flexible premium" because, once the desired level and pattern of Death Benefits have been determined, a Policy Owner has considerable flexibility in the selection of the timing and amount of premium to be paid.
The Policies are called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Cash Value will, and the Death Benefit may increase or decrease depending on the investment experience of the Funds to which the Net Premium(s) has been allocated. However, as long as the Policy remains in force, no partial withdrawals occur, and there are no requests to increase or decrease the Face Amount, the Death Benefit will never be less than the initial Face Amount. See "Detailed Description of Policy Benefit and Provisions -- Death Benefit," page ____.

POLICY DESIGN OPTIONS

The options in the Policy are structured to give a prospective purchaser and his or her sales agent the ability to select a Policy tailor-made for the purchaser's specific life insurance needs.

The Policy options which provide such flexibility fall into four major categories:

1. Death Benefit Options - These allow the Policy Owner to select various levels and patterns of Death Benefit payments.

2. Premium Options - Once the Policy Owner has decided on the appropriate Death Benefit, he or she then has considerable flexibility in determining the desired premium schedule.

3. Guarantee Period Options - The Policy Owner also has the ability to choose a Guarantee Period from one to ten years. During this period, additional contractual guarantees are provided. Among these is the guarantee that the Death Benefit will be no less than the initial Face Amount and the Policy will not lapse as long as certain Scheduled Premiums selected by the Policy Owner are paid or provided for by favorable investment experience.

4. Investment Options - The Policy Owner has the choice of allocating the Policy's Account Value among nine or less of the Policy's 23 investment options. These include the 22 variable Sub-Accounts and the Fixed Account.

DEATH BENEFIT

The Policies provide for three Death Benefit options. These can be level and equal to the Face Amount, a Face Amount plus Return of Account Value Death Benefit or a Face Amount plus Return of Scheduled Premium Death Benefit. At the death of the Insured, we will pay the Death Proceeds to the Beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Policy. See "Detailed Description of Policy Benefits and Provision - Death Benefit," page ____.

PREMIUM

You have considerable flexibility as to when and in what amounts You pay premiums.

Prior to issue, You can choose the level of the Scheduled Premiums, within a range determined by Hartford based on the Face Amount of the Policy, the Insured's sex (except where unisex rates apply) and Issue Age, and the Insured's risk classification.

During the Guarantee Period, Hartford will guarantee that the Policy will not lapse, regardless of the investment experience of the Funds, if You pay the Scheduled Premiums when due. In addition, Unscheduled Premium Payments are allowed during the Guarantee Period.

Even if You do not pay all Scheduled Premiums due during the Guarantee Period, the Policy will stay in force as long as the Policy Surplus exceeds any Indebtedness under the Policy.

After the Guarantee Period, You may change Your Scheduled Premiums to any level You desire, and Unscheduled Premium Payments are still allowed. Once the Guarantee Period has expired, the Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts.

No premium payment will be accepted which causes the Policy to not meet the tax qualification guidelines for life insurance under the Internal Revenue Code of 1986, as amended.

There are circumstances, usually if a Policy Owner wants to refund future benefits in seven years or less, when the Policy may become a Modified Endowment Contract under federal tax law. If it does, loans and other pre-death distributions are includable in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Policy Owners are advised to consult a qualified tax adviser before taking steps that may affect whether the Policy becomes a Modified Endowment Contract. See "Federal Tax Considerations, Modified Endowment Contract" for a discussion of the "seven pay test", page __.

GUARANTEE PERIOD

The Guarantee Period selected by You will affect the benefits provided by the Policy. In general, the longer the Guarantee Period is, the higher the front-end sales loads and surrender charges are. However, the advantages of a longer Guarantee Period include:

a. a longer period during which Your Death Benefit is guaranteed, regardless of the investment experience of the Sub-Accounts,

b. a longer period during which Your current administrative fees are guaranteed (as a result, the longer the Guarantee Period is, the lower the guaranteed administrative fees are),

c. a longer period during which Your current cost of insurance rates are guaranteed (as a result, the longer the Guarantee Period is, the lower the guaranteed cost of insurance rates are),

d.  lower current cost of insurance rates,

e.  lower mortality and expense risk rates.

In addition, if you choose a Guarantee Period longer than five years, You may be given the right to purchase additional coverage, subject to limitations, without any evidence of insurability. See "Supplemental Benefits" on page ____.

Due to the way the different charges and fees depend on different factors, such as the length of the Guarantee Period, it is difficult to anticipate the net effect of these charges on the Policy values without a sales illustration. Once a purchaser, in consultation with his or her sales agent, has decided on a combination of Policy features, (such as Face Amount, level of Scheduled Premiums, Guarantee Period, and the Issue Age and sex of Insured) the sales agent will provide that purchaser with an illustration which reflects the charges and benefits of that particular combination and a summary of Policy charges and fees. In addition, these illustrations are available for any allowable combination of benefits which a prospective purchaser may request.

For more information concerning front-end sales loads, see page ___, surrender charges, see page ___, cost of insurance charges, see page ___, and mortality and expense risk charges see page ___.

SEPARATE ACCOUNT VL I

Separate Account VL I is a separate account established by Hartford pursuant to the insurance laws of the State of Connecticut and organized as a registered unit investment trust under the Investment Company Act of 1940. Separate Account VL I is presently comprised of 22 Sub-Accounts, each of which invests exclusively in one of the Funds. Each Hartford Fund is organized as a corporation under the laws of the State of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Putnam Funds are portfolios of Putnam Variable Trust (formerly named Putnam Capital Manager Trust), a Massachusetts business trust organized on September 24, 1987 that is an open-end, series investment company with multiple portfolios or funds registered under the Investment Company Act of 1940. The Fidelity Funds are portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II, two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The Equity-Income Portfolio and Overseas Portfolio are portfolios of the Variable Insurance Products Fund, organized on November 13, 1981. The Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II, organized on March 21, 1988.
Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies by the Commission. The shares of the Funds are sold to the Separate Account and to other separate accounts of Hartford or its affiliates which fund similar annuity or life insurance products.

Currently, the Funds are 'Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Bond Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc. (hereinafter the "Hartford Funds"), Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, and Putnam VT Voyager Fund (hereinafter the "Putnam Funds"), and the Equity-Income Portfolio, Overseas Portfolio and Asset Manager Portfolio (hereinafter the "Fidelity Funds"). Applicants should read the prospectuses for each of the Funds accompanying this Prospectus in connection with the purchase of a Policy. The investment objectives of each of the Funds are as set forth in "Separate Account VL I," page ___.

Total fund operating expenses in 1996, including management fees, were .__% for Hartford Advisers Fund; .__% for Hartford Capital Appreciation Fund; .__% for Hartford Bond Fund; .__% for Hartford Dividend and Growth Fund; .__% for
Hartford Index Fund; .__% for Hartford International Opportunities Fund; .__% for Hartford Mortgage Securities Fund; .__% for Hartford Stock Fund; .__% for
HVA Money Market Fund; .__% for Putnam VT Diversified Income Fund; .__% for Putnam VT Global Asset Allocation Fund; .__% for Putnam VT Global Growth Fund;
 .__% for Putnam VT Growth and Income Fund; .__% for Putnam VT High Yield Fund; .__% for Putnam VT Money Market Fund; .__% for Putnam VT New Opportunities Fund; .__% for Putnam VT U.S. Government and High Quality Bond Fund; .__% for Putnam
VT Utilities Growth and Income Fund; .__% for Putnam VT Voyager Fund; .__% for Equity-Income Portfolio; .__% for Overseas Portfolio; and .__% for Asset Manager Portfolio.

The investment adviser for the Hartford Funds is HL Investment Advisors, Inc. ("HL Investment"), a wholly-owned subsidiary of Hartford. HL Investment retains Wellington Investment Management, L.L.P. ("Wellington Management") as an investment sub-adviser with respect to certain of the Hartford Funds. In addition, HL Investment has entered an investment services agreement with Hartford Investment Management Company, Inc. ("HIMCO") for the provision of investment services for certain of the Hartford Funds. The Putnam Funds are advised by Putnam Investments Management Inc., a subsidiary of Putnam Investments, Inc. The Fidelity Funds are managed by Fidelity Management & Research Company. See "Separate Account VL I," page __.

FIXED ACCOUNT

Premium payments and Cash Values allocated to the Fixed Account become part of the general assets of the Hartford. Hartford invests the assets of the general account in accordance with applicable law governing the investments of insurance company general accounts.


DEDUCTIONS FROM THE PREMIUM

Before the allocation of the premium to the Account Value, a deduction as a percentage of premium is made for the front-end sales load and premium taxes. The amount of each premium allocated to the Account Value is Your Net Premium.

FRONT-END SALES LOAD

The front-end sales load portion of the premium deduction is based on the level of Scheduled Premiums, the length of the Guarantee Period, and the amount of any Unscheduled Premiums paid.

The maximum front-end sales load percentages are 50% of the premiums paid in the first Policy Year, 11% in Policy Years 2 through 10, and 3% in Policy Years 11 and later.

For all Guarantee Periods, the maximum amount of premium paid in any Policy Year subject to a front-end sales load is the Guideline Annual Premium. In addition, if Scheduled Premiums are less than the Guideline Annual Premium, the maximum amount of premium paid in the first Policy Year subject to a front-end sales load is the Scheduled Premium.

The actual schedule of front-end sales loads for any given Policy is specified in that Policy.

PREMIUM RELATED TAX CHARGE

We deduct a percentage of each premium to cover premium-based taxes assessed against Hartford by a state or other governmental entity. This percentage will vary by locale depending on the tax rates in effect there. The range is generally between 0% and 4%.

DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE

We will subtract amounts from Your Account Value to provide for the Monthly Deduction Amount. These will be taken on a Pro Rata Basis from the Fixed Account and Sub-Accounts on each Monthly Activity Date.

The Monthly Deduction Amount equals:


  (a)  the cost of insurance; plus
  (b)  the charges for additional benefits provided by rider, if any; plus
  (c)  the charges for "special" insurance class rating, if any; plus
  (d)  the monthly administrative fee, plus
  (e)  the mortality and expense risk charge.

Hartford may also set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges From the Account Value, page ___ and "Federal Tax Considerations," page ___.

For Policy Years one through twenty, the mortality and expense risk charge ranges from 1.40% annually for a Policy with a one-year Guarantee Period and decreases as the Guarantee Period gets longer to .60% on a Policy with a ten-year Guarantee Period. After the twentieth Policy Year, the mortality and expense risk charge for all Policies will equal .60% annually.

Prospective purchasers should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Funds.

SURRENDER CHARGES

A contingent deferred sales load ("Surrender Charge") is assessed against the Account Value of a Policy if the Policy lapses or is surrendered during the first nine Policy Years. The amount of the Surrender Charge applicable during the first Policy Year is established by Hartford based on the premiums and the length of the Guarantee Period chosen by the Policy Owner. Subject to certain limits imposed by state insurance law, the Surrender Charge decreases by an equal amount each Policy Year until it reaches zero during the tenth Policy Year.

The actual schedule of Surrender Charges for any given Policy is set forth in that Policy. In addition, sales agents will provide, upon request, the schedule of Surrender Charges which would apply under any given circumstances.

LIMITS ON FRONT-END SALES LOADS AND SURRENDER CHARGES

Certain state insurance laws and regulations limit the front-end sales loads and Surrender Charges which can be assessed on these Policies. The front-end sales loads and Surrender Charges assessed in these Policies comply with these limitations.

Front-end sales loads and Surrender Charges which cover expenses relating to the sale and distribution of the Policies may be reduced for certain sales of the Policies under circumstances which may result in savings of such sales and distribution expenses.

CASH VALUE

As with many other types of insurance policies, each Policy will have a cash value ("Cash Value"). The Cash Value of the Policy will increase or decrease to reflect the interest credited to the Fixed Account and Loan Account, investment experience of the Sub-Accounts applicable to the Policy and deductions for the Monthly Deduction Amount. There is no minimum guaranteed Cash Value and the Policy Owner bears the risk of the investment in the Funds. See "Detailed Description of the Policy Benefits and Provisions - Cash Value," page ___.

POLICY LOANS

A Policy Owner may obtain a cash loan from Hartford. The loan is secured by the Policy. At the time a loan is requested, the Indebtedness (including the currently applied for loan) may not exceed 90% of the Cash Value. See "Detailed Description of Policy Benefits and Provisions - Policy Loans," page ___.

CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative and other expenses already deducted from the assets of the Funds. These charges are described herein. See "Charges Against the Funds," page ___ .


THE RIGHT TO EXAMINE THE POLICY

An applicant has a limited right to return his or her Policy for cancellation. If the applicant returns the Policy within ten days after delivery of the Policy, or within 45 days after completion of the application, whichever is latest (subject to applicable state regulation), Hartford will return to the applicant, within seven days thereafter, the greater of the premium paid, less any Indebtedness, or the sum of (1) the Account Value, less any Indebtedness, on the date the returned Policy is received by Hartford or its agent and (2) any deductions under the Policy or by the Funds for taxes, charges or fees.

SURRENDER/CONTINUATION OPTIONS

At any time prior to the Maturity Date, provided the Policy has a Cash Surrender Value, You may generally choose to have the Cash Surrender Value applied under one of the following options:

Option A - Surrender for Cash
Option B - Continue as Extended Term Insurance
Option C - Continue as Paid-Up Insurance

See "Detailed Description of Policy Benefits and Provisions," and
"Surrender/Continuation Options", pages ___.

TAX CONSEQUENCES

The current Federal tax law generally excludes all Death Benefit payments from the gross income of the Policy beneficiary. See "Federal Tax Considerations," page ___.


             DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS

                                     General

This Prospectus describes a flexible premium variable life insurance policy where the Policy Owner has considerable flexibility in selecting the timing and amount of premium payments. In addition, the Policy Owner can select a Guarantee Period, from one to ten years, during which additional guarantees are provided such as the guarantee that the Death Benefit will be no less than the initial Face Amount and the Policy will not lapse as long as certain Scheduled Premiums are paid or are provided for by favorable investment experience. As stated below, Unscheduled Premium payments are also allowed.

                                    Premiums

PREMIUM PAYMENT FLEXIBILITY

A significant feature of the Policy is that it gives You the ability to pay amounts greater or less than the Scheduled Premiums.

Prior to issue, You can choose the level of the Scheduled Premiums, within a range determined by Hartford, based on the Face Amount of the Policy, the Insured's sex (except where unisex rates apply), age at issue, and the Insured's risk classification.

During the Guarantee Period, Hartford will guarantee that the Policy will not lapse, regardless of the investment experience of the Funds, if You pay the Scheduled Premiums when due and the Indebtedness never exceeds the Cash Value. In addition, Unscheduled Premium payments are allowed during the Guarantee Period.

Even if You do not pay all Scheduled Premiums due during the Guarantee Period, the Policy will stay in force as long as the Policy Surplus exceeds the Indebtedness in the Policy.

After the Guarantee Period, You may change your Scheduled Premiums to any level you desire, and Unscheduled Premium payments are still allowed. Once the Guarantee Period has expired, the Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts.

See also "Lapse and Reinstatement" on page ____ for more details.

SCHEDULED PREMIUMS

You have the right to pay Scheduled Premiums annually, semiannually, quarterly, or monthly. The first Scheduled Premium is due on the Policy Date. During the Guarantee Period, each Scheduled Premium after the first is due at the expiration of the period for which the preceding Scheduled Premium was paid. A Scheduled Premium may be paid at any time prior to its due date, subject to the premium limitations set forth by the Internal Revenue Code as indicated in the "Premium Limitation" section. See page ___.

During the Guarantee Period, if all Scheduled Premiums are paid when due and if Indebtedness does not exceed the Cash Value, the Policy will not terminate due to insufficient Cash Surrender Value, regardless of the investment experience of the Funds.

During the Guarantee Period, if You fail to pay a Scheduled Premium when due, and if, on the premium due date and for the rest of that Policy Year, the Policy Surplus exceeds the Indebtedness, payment of that Scheduled Premium will not be required in that year or in any future Policy Year. The Policy will not terminate due to this nonpayment. However, future Scheduled Premiums during the Guarantee Period will be required unless the Policy Surplus continues to exceed the Indebtedness in those future Policy Years. In addition, as is true with any premium, Your Account Value and Policy Surplus in future years will be larger if You make the premium payment than if You do not.

For example, to determine whether or not non-payment of a Scheduled Premium in the second Policy Year would result in a lapse, You would compare the actual Account Value on the first Policy Anniversary to the first Target Account Value. If the actual Account Value was equal to or greater than the Target Account Value and the Indebtedness remained less than this Policy Surplus, failure to pay any Scheduled Premiums due in the second Policy Year would not result in a lapse.

After the Guarantee Period, the Company will send reminder notices for the Owner to pay Scheduled Premiums during the Insured's lifetime. Payment of the Scheduled Premium may not be sufficient to keep the Policy in force after the end of the Guarantee Period.

UNSCHEDULED PREMIUMS

Any premium We receive under the Policy in an amount different from the Scheduled Premium will be considered an Unscheduled Premium. Unscheduled Premiums of at least $50.00 can be made at any time while the Policy is in force.

ALLOCATION OF PREMIUM PAYMENTS

The initial Net Premium will be allocated to the Hartford Money Market Sub-Account on the later of the Policy Date or the date We receive the premium.

The value in this Hartford Money Market Sub-Account will then be allocated to the Fixed Account and Sub-Accounts according to the premium allocation specified in the application on the latest of 45 days after the application is signed, ten days after We receive the premium and the date We receive the final requirement to put the Policy in force.

Any additional Net Premiums received by Us prior to such date will be allocated to the Hartford Money Market Fund Sub-Account.

Upon written request, You may change the Net Premium allocation. Portions allocated to the Fixed Account and Sub-Accounts must be whole percentages of 10% or more. Subsequent Net Premiums will be allocated to the Fixed Account and Sub-Accounts according to Your most recent instructions, subject to the following. The Account Value may be allocated to no more than nine of these.
If We receive a premium and Your most recent allocation instructions would violate this requirement,

We will allocate the Net Premium to the Fixed Account and Sub-Accounts according to Your previous premium allocation.

The Policy Owner receives several different types of notification as to what his or her current premium allocation is. The initial allocation chosen by the Policy Owner is shown in the Policy. And, each transactional confirmation received after a premium payment will show how that Net Premium has been allocated. In addition, each quarterly statement summarized the current premium allocation in effect for that Policy.

ACCUMULATION UNITS

Net Premiums allocated to the Sub-Accounts are used to credit Accumulation Units to those Sub-Accounts.

The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to Hartford Money Market Sub-Account) and the amount credited to the Fixed Account will be determined first by multiplying the Net Premium by the appropriate allocation percentage to determine the portion to be invested in the Fixed Account or Sub-Account. Each portion to be invested in a Sub-Account is then divided by the then Accumulation Unit Value of that particular Sub-Account next computed following receipt of the payment.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a Policy, e.g., with respect to determining Cash Value and Account Value and in connection with Policy loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium payment, other than the initial premium payment, will be made on the date the request or payment is received by Hartford at the National Service Center if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

PREMIUM LIMITATION

If premiums are received which would cause the Policy to fail to meet the definition of a life insurance policy in accordance with the Internal Revenue Code, We will refund the excess premium payments. We will refund such premium payments and interest thereon within 60 days after the end of a Policy Year.

Except for Scheduled Premiums that are required, a premium payment that results in an increase in the Death Benefit greater than the amount of the premium will be accepted only after We approve evidence of insurability.

                                   Cash Values

As with traditional life insurance, each Policy will have a Cash Value. The Cash Value is equal to the Account Value less any remaining Surrender Charges. There is no minimum guaranteed Cash Value.

The Account Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, and the interest credited to the Fixed Account and Loan Account as well as the Monthly Deduction Amounts.

The Account Value of a particular Policy is related to the net asset value of the Funds invested in by the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by multiplying the number of Accumulation Units in each Sub-Account as of the Valuation Day by the current Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts. The Account Value of a Policy equals the Account Value in the Sub-Accounts plus the value of the Fixed Account and Loan Account. The Cash Value is the Account Value minus any remaining Surrender Charge. The Cash Surrender Value which is the net amount available upon surrender of the Policy, is the Cash Value less any Indebtedness. See "The Policy - Accumulation Unit Values," page ___.

AMOUNT PAYABLE ON SURRENDER OF THE POLICY

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, the Policy Owner will receive the Cash Surrender Value determined as of the day Hartford receives the Policy Owner's written request or the date requested by the Policy Owner, whichever is later. The Cash Surrender Value equals the Cash Value less any Indebtedness. The Policy will terminate on the date of receipt of the written request, or the date the Policy Owner requests the surrender to be effective, whichever is later.

LOAD REFUND

If a Policy is surrendered during the first two Policy Years, the Policy Owner may be entitled to payment of a refund in addition to the Cash Surrender Value.

The refund will be equal to the excess, if any, of the sum of the actual front-end sales load charged to-date plus the Surrender Charge assessed upon Surrender over:

  1. the sum of 30% of payments in aggregate amount less than or equal to one Guideline Annual Premium plus 10% of payments in aggregate amount greater than one Guideline Annual Premium but not more than two Guideline Annual Premiums; and

  2.   9% of each payment made in excess of two Guideline Annual Premiums.

PARTIAL WITHDRAWALS

After the Guarantee Period, partial withdrawals are allowed. The minimum partial withdrawal allowed is $500.00. The maximum partial withdrawal is the Cash Surrender Value, less $1,000.00. A maximum of twelve partial withdrawals are allowed each Policy Year; however, only one (1) partial withdrawal is allowed between any successive Monthly Activity Dates. The Face Amount is reduced by the amount of the Partial Withdrawal. Unless specified otherwise, the Partial Withdrawal will be deducted on a Pro Rata Basis from the Fixed Account and the Sub-Accounts. Currently, Hartford does not impose a partial withdrawal charge. However, Hartford reserves the right to impose a partial withdrawal charge of up to $50.




                           Transfers of Account Value

AMOUNT AND FREQUENCY OF TRANSFERS

Upon request and as long as the Policy is in effect, You may transfer amounts among the Fixed Account and Sub-Accounts. Transfers may be made by written request or by calling our National Service Center toll free at 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, We may be liable for any losses due to unauthorized or fraudulent instructions. The procedures We follow for transactions initiated by telephone include requirements that callers provide certain identifying information for themselves ( if not the Policy Owner) and the Policy Owner. All transfer instructions by telephone are tape recorded.

The amounts which may be transferred and the number of transfers will be limited by Our rules then in effect.

Currently there are no restrictions on transfers other than those described below. There is no charge currently for the first four (4) transfers in any Policy Year. Each subsequent transfer is subject to a $25 Transfer Charge.

We reserve the right at a future date to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers.

TRANSFERS TO OR FROM SUB-ACCOUNTS

In the event of a transfer from a Sub-Account, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced. The reduction will be determined by dividing:

1.   the amount transferred by,
2. the Accumulation Unit Value for that Sub-Account on the Valuation Day, We receive Your request for transfer In Writing.

In the event of a transfer to a Sub-Account, We will increase the number of Accumulation Units credited to the Sub-Account. The increase will equal:

1.   the amount transferred divided by,

2. the Accumulation Unit Value for that Sub-Account determined on the Valuation Day, We receive Your request for transfer In Writing.

TRANSFERS FROM THE FIXED ACCOUNT

In addition to the conditions above, transfers from the Fixed Account are subject to the following:

(a) the transfer must occur during the 30-day period following each Policy Anniversary; and

(b) if the Accumulated Value in Your Fixed Account exceeds $1,000, the amount transferred in any Policy Year may be no larger than 25% of the Accumulated Value in the Fixed Account on the date of transfer.

DOLLAR COST AVERAGING OPTION

YOU MAY ELECT TO ALLOCATE YOUR NET PREMIUMS AMONG THE SUB-ACCOUNTS AND THE FIXED
ACCOUNT PURSUANT TO THE DOLLAR COST AVERAGING (DCA) OPTION.   IF YOU CHOOSE THE
DCA OPTION, NET PREMIUMS WILL BE DEPOSITED INTO THE HARTFORD MONEY MARKET SUB-ACCOUNT. EACH MONTH, AMOUNTS WILL BE WITHDRAWN FROM THAT SUB-ACCOUNT AND ALLOCATED TO THE OTHER INVESTMENT OPTIONS ACCORDING TO YOUR ALLOCATION INSTRUCTIONS. THE MINIMUM AMOUNT THAT MAY BE TRANSFERRED TO ANY ONE INVESTMENT OPTION AT A TRANSFER INTERVAL UNDER THE DCA OPTION IS $___. THE TRANSFER DATE WILL BE THE MONTHLY

ANNIVERSARY OF YOUR FIRST TRANSFER UNDER YOUR INITIAL DCA ELECTION. THE FIRST TRANSFER WILL COMMENCE WITHIN FIVE (5) BUSINESS DAYS AFTER HARTFORD RECEIVES YOUR INITIAL ELECTION, EITHER IN WRITING OR BY TELEPHONE SUBJECT TO THE TELEPHONE TRANSFER PROCEDURES DESCRIBED ABOVE. THE DOLLAR AMOUNT WILL BE ALLOCATED TO THE INVESTMENT OPTIONS THAT YOU SPECIFY, IN THE PROPORTIONS THAT YOU SPECIFY. IF, ON ANY TRANSFER DATE, YOUR CASH VALUE ALLOCATED TO THE HARTFORD MONEY MARKET ACCOUNT IS LESS THAN THE AMOUNT YOU HAVE ELECTED TO TRANSFER, YOUR DCA PROGRAM WILL END. YOU MAY ALSO CANCEL YOUR DCA ELECTION BY NOTICE TO HARTFORD IN WRITING OR BY CALLING OUR NATIONAL SERVICE CENTER AT 1-800-231-5453.

THE MAIN OBJECTIVE OF A DCA PROGRAM IS TO MINIMIZE THE IMPACT OF SHORT TERM PRICE FLUCTUATIONS. SINCE THE SAME DOLLAR AMOUNT IS TRANSFERRED TO OTHER INVESTMENT OPTIONS AT SET INTERVALS, DCA ALLOWS YOU TO PURCHASE MORE ACCUMULATION UNITS WHEN PRICES ARE LOW AND FEWER ACCUMULATION UNITS WHEN PRICES ARE HIGH. THEREFORE, A LOWER AVERAGE COST PER ACCUMULATION UNIT MAY BE ACHIEVED OVER THE LONG TERM. A DCA PROGRAM ALLOWS POLICY OWNERS TO TAKE ADVANTAGE OF MARKET FLUCTUATIONS. HOWEVER, IT IS IMPORTANT TO UNDERSTAND THAT A DCA PROGRAM DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS IN A DECLINING MARKET. POLICY OWNERS WHO CHOOSE THE DCA OPTION SHOULD BE INDIVIDUALS WHO HAVE THE FINANCIAL ABILITY TO CONTINUE MAKING INVESTMENTS THROUGH PERIODS OF LOW PRICE LEVELS.

                                  Policy Loans

As long as the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), a cash loan from Hartford. The total Indebtedness at the time of the new loan (including the accrued interest on prior loans plus the currently applied for loan) may not exceed 90% of the Cash Value.

The amount of each loan will be transferred on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts (unless the Policy Owner specifies otherwise) to the Loan Account. The Loan Account is a mechanism used to ensure that any outstanding Indebtedness remains fully secured by the Account Value.

LOAN INTEREST

Interest will accrue daily on the Indebtedness at the Policy Loan Interest Rate indicated in the Policy. The difference between the value of the Loan Account and the Indebtedness will be transferred on a Pro Rata Basis from the Fixed Account and Sub-Accounts to the Loan Account on each Monthly Activity Date.

CREDITED INTEREST

Loan Accounts, other than those attributable to Preferred Loans (as described in the subsection entitled "Policy Loans - Preferred Loans, on page __), will be credited with interest in the following manner. During the first ten Policy Years, any amounts in the Loan Account will be credited with interest at a rate of 2%.

For Policy Years eleven and beyond, the Loan Account will be credited with interest at a rate equal to 3%.

PREFERRED LOAN

If, any time after the tenth Policy Anniversary, the Cash Value exceeds the total of all premiums paid since issue, a Preferred Loan is available. The amount available for a Preferred Loan is the amount by which the Cash Value exceeds total premiums paid. For Policy Years eleven and beyond, the amount of the Loan Account which equals a Preferred Loan will be credited with interest at a rate of 4%. The amount of Indebtedness that qualifies as a Preferred Loan is determined on each Monthly Activity Date.

LOAN REPAYMENTS

You can repay any part of or the entire Indebtedness at any time.

The amount of loan repayment will be deducted from the Loan Account and will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

TERMINATION DUE TO EXCESSIVE INDEBTEDNESS

If total Indebtedness equals or exceeds the Cash Value, the Policy will terminate 61 days after We have mailed notice to Your last known address and that of any assignees of record. If sufficient loan repayment if not made by the end of this 61 day period, the Policy will end without value.

EFFECT OF LOANS ON ACCOUNT VALUE

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Fixed Account and Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and Sub-Accounts earn less than the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

                                 Death  Benefit

The Policies provide for the payment of the Death Proceeds to the named beneficiary when the Insured under the Policy dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness. The Death Benefit depends on the Death Benefit Option selected by You.

DEATH BENEFIT OPTIONS

There are three Death Benefit Options: the Level Death Benefit Option, the Return of Account Value Death Benefit Option and the Return of Premium Death Benefit Option. Subject to the Minimum Death Benefit described below, the Death Benefits under each option are:

1.  Under the Level Death Benefit Option, the Death Benefit is the Face Amount.

2. Under the Return of Account Value Death Benefit Option, the Death Benefit is the Face Amount plus the Account Value.

3. Under the Return of Premium Death Benefit Option, the Death Benefit is the Face Amount plus the sum of the Scheduled Premiums paid.

OPTION CHANGE

After the Guarantee Period, You may change the Return of Premium Death Benefit Option or Return of Account Value Death Benefit Option to the Level Death Benefit Option. If that option change is elected, the Face Amount will become that amount available as a Death Benefit immediately prior to the option change.

DEATH BENEFIT GUARANTEE

During the Guarantee Period, if all Scheduled Premiums are paid when due and if Indebtedness does not exceed the Cash Value, the Policy will not terminate due to insufficient Cash Surrender Value, regardless of the investment experience of the Funds.

MINIMUM DEATH BENEFIT

Notwithstanding the above, there is a minimum Death Benefit equal to the Account Value multiplied by a specified percentage. This percentage varies according to the Insured's Issue Age, Attained Age, sex (where unisex rates are not used), and insurance class and are specified in the Policy.

  EXAMPLES OF THE MINIMUM DEATH BENEFIT:

                                         A            B
                                     --------     --------
Face Amount                          $100,000     $100,000
Account Value on Date of Death        46,500      34,000
Specified Percentage                  250%        250%



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Death Benefit Option                  Level       Level

In Example A, the minimum Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding Indebtedness constitutes the Death Proceeds which We would pay to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000 multiplied by the specified percentage of 250%).

All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters - Payment Options," page ___.

INCREASES AND DECREASES IN FACE AMOUNT

At any time after the Guarantee Period, You may request a change in the Face Amount by writing to Us.

The minimum Face Amount for an increase or decrease will be based on Our rules then in effect.

All requests to increase the Face Amount must be applied for on a new application and accompanied by the Policy. All requests will be subject to evidence of insurability satisfactory to Us. Any increase approved by Us will be effective on the date shown on the new Policy specifications page provided that the deduction for the cost of insurance for the first month is made. The monthly administrative fee on the first Monthly Activity Date on or after the effective date of the increase will reflect a charge for the increase.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive the request. The remaining Face Amount must not be less than Our minimum rules then in effect. Decreases will be applied:

(a)   to the most recent increase; then
(b)   successively to each prior increase; and then

(c)   to the initial Face Amount.

If You ask to decrease Your Face Amount below the initial Face Amount, We will deduct a portion of any remaining Surrender Charge from Your Account Value.
This will be done on a Pro Rata Basis. Your Surrender Charge will be reduced by the same amount.


The amount of the reduction will be equal to:



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(a)  the initial Face Amount minus the requested Face Amount, times
(b) the Surrender Charge on the date of the request to change the Face Amount, divided by
(c)  the initial Face Amount.

We reserve the right to limit the number of increases or decreases made under the Policy to no more than one in any 12 month period.

                              Benefits at Maturity

If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is attained age 100), on surrender of the Policy to Hartford, Hartford will pay to the Policy Owner the Cash Surrender Value. On the Maturity Date, the Policy will terminate and Hartford will have no further obligations under the Policy.

                             Lapse and Reinstatement
POLICY SURPLUS

We use the Policy Surplus to determine whether or not a Policy will terminate if Scheduled Premiums are not paid when due. If the Policy Surplus is greater than zero for a Policy Year, the Scheduled Premiums may not be required. If, however, the Policy Surplus for a Policy Year during the Guarantee Period is zero, all Scheduled Premiums due in that year are required.

Here is how We determine the Policy Surplus.

The Policy Surplus for the first Policy Year is zero.
The Policy Surplus for each subsequent Policy Year is (a) minus (b), but never less than zero where:

(a) is the Account Value at the end of the previous Policy Year; and
(b) is the Target Account Value for the previous Policy Year. The Target Account Values are shown in the Policy.



Once determined for a given Policy Year, the Policy Surplus remains constant for the entire Policy Year.

LAPSE AND GRACE PERIOD

During the Guarantee Period: If, on any given Monthly Activity Date the Policy Surplus for that Policy Year is zero or less than the Indebtedness, all Scheduled Premiums due in that Policy Year, on or before that date are required to keep the Policy in force. For any such required Scheduled Premium not paid on or before its due date, We will allow a grace period which ends 61 days after that Monthly Activity Date. During this time the Policy will continue in force. If any such required Scheduled Premium is not paid by the end of this grace period, the Policy will terminate except as provided under the non-forfeiture options or unless You have elected the Automatic Premium Loan Option and there is sufficient Cash Value to cover the amounts due.

After the Guarantee Period: The Policy may terminate 61 days after a Monthly Activity Date on which the Cash Surrender Value is less than zero. The 61-day period is the grace period. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value. The Company will mail the Policy Owner and any assignee written notice of the amount of premium that will be required to continue the Policy in force at least 61 days before the end of the grace period. The premiums required will be no greater then the amount required to pay three Monthly Deduction Amounts as of the day the grace period began. If that premium is not paid by the end of the grace period, the Policy will terminate.

REINSTATEMENT

Prior to the death of the Insured, and unless the Policy has been surrendered for cash, the Policy may be reinstated prior to the Maturity Date, provided:

(a)  You make Your request within five years;
(b)  satisfactory evidence of insurability is submitted;
(c)  You pay all overdue required Scheduled Premiums, if any; and
(d)  if, at the time of reinstatement, the Guarantee Period has expired, and, if
the amount paid in          is insufficient to reinstate the Policy, sufficient
premium must be paid to:

     (i) cover all Monthly Deduction Amounts that are due and unpaid during the grace period, and
     (ii) keep the Policy in force for three months after the date of reinstatement.

The Face Amount of the reinstated Policy cannot exceed the Face Amount at the time of lapse. The Account Value on the reinstatement date will reflect:

(a)  The Account Value at the time of termination; plus
(b)  Net Premiums attributable to premiums paid at the time of reinstatement;
minus
(c) a charge to reflect the benefits, if any, provided under the extended term or reduced paid-up options.

The Surrender Charges for the reinstated Policy will be the same as they would have been on the original Policy had no lapse and subsequent reinstatement taken place.


Upon reinstatement, any Indebtedness at the time of termination must be repaid or carried over to the reinstated Policy.

AUTOMATIC PREMIUM LOAN OPTION

If You elect this option, We will automatically process a Policy loan to pay any Scheduled Premium which is due and not paid by the end of its grace period following the due date. You may elect this option in the application or by requesting it In Writing while no Scheduled Premium is outstanding beyond its due date. In most states, Automatic Premium Loans will be treated as Preferred Loans.

The Automatic Premium Loan Option will not be available if:

(a)     You have revoked the election In Writing; or
(b) the loan amount needed to pay any unpaid Scheduled Premium would exceed the Cash Surrender Value on the most recent Scheduled Premium due date.

In either instance, the surrender/continuation options will apply as of the end of the grace period.

In most states, if You have outstanding Indebtedness pursuant to this option, Hartford will allow You to restore the Death Benefit at the end of the Guarantee Period to the amount that it would have equaled had no Indebtedness been incurred pursuant to this option. In such case, Hartford will not require You to provide evidence of insurability. To accomplish this removal of Indebtedness, Hartford will reduce Your Account Value, and the amount of Indebtedness outstanding at the end of the Guarantee Period, by the sum of the Policy loan incurred pursuant to the Automatic Premium Loan Option, plus all interest accrued thereon. There will be no reduction in the Face Amount of Your Policy as a result of this adjustment.

If You have outstanding Indebtedness pursuant to the Automatic Premium Loan Option at the end of the Guarantee Period and You have not previously elected to restore the Death Benefit at the end of a Guarantee Period as described above, Hartford will assume that You have elected to restore the Death Benefit at the end of the Guarantee Period then in effect. Hartford will notify You at least thirty days prior to the Policy Anniversary occurring at the end of such Guarantee Period that it will make such adjustment unless You instruct Hartford not to make this adjustment.

                   The Right to Examine or Exchange the Policy

An applicant has a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery to Hartford or to the agent who sold the Policy, to be canceled within ten days after delivery of the Policy to the Policy Owner, within 10 days of Hartford's mailing or personal delivery of a Notice of Right to Withdraw or within 45 days of completion of the Policy application (whichever is later, and subject to applicable state regulation), Hartford will return to the applicant, within seven days thereafter, the greater of the premium paid, less any Indebtedness, or the sum of (1) the Account Value, less any Indebtedness, on the date the returned Policy is received by Hartford or its agent and (2) any deductions under the Policy or by the Funds for taxes, charges or fees.

Once the Policy is in effect, it may be exchanged during the first 24 months after its issuance, for a non-variable life insurance policy offered by Us or an affiliate on the life of the Insured. No evidence of insurability will be required. The new policy will have an amount at risk which equals or is less than the amount ar risk in effect on the date of exchange. Premiums under the new policy will be based on the same risk classifications as this Policy. An exchange of the Policy under these circumstances should be a tax-free transaction under Section 1035 of the Internal Revenue Code.

                         Surrender/Continuation Options

At any time prior to the Maturity Date, provided the Policy has a Cash Surrender Value, You may choose to have the Cash Surrender Value applied under one of the following options:

Option A - Surrender for Cash
Option B - Continue as Extended Term Insurance
Option C - Continue as Paid-Up Insurance

In addition, if during the Guarantee Period:

(a) a Scheduled Premium which is required is not paid by the end of the grace period; and
(b) the Automatic Premium Loan Option is not elected or not available due to insufficient Cash Surrender Value,

You may choose one of the above options. You may notify Us of Your choice In Writing within 61 days after the due date of the outstanding Scheduled Premium. In the absence of such notification, We will automatically apply the Cash Surrender Value to option B unless the insurance class shown in your Policy is "special" in which case the automatic option will be option C. If the Policy has no Cash Surrender Value, it will terminate at the end of the grace period.

WHEN EFFECTIVE - The effective date of this benefit will be the earlier of:

(a)  the date We receive Your request; or
(b)  the end of the grace period.

When a surrender/continuation option becomes effective, all benefit riders attached to the Policy will terminate unless otherwise provided in the rider.

OPTION DESCRIPTIONS

Option A - Surrender for Cash

If You choose this option, You must surrender the Policy to Us. We will pay You the Cash Surrender Value at the time of surrender, and Our liability under the Policy will cease.

Option B - Continue as Extended Term Insurance.

This option is not available unless the insurance class shown in the Policy is "standard" or "preferred." If you choose this option, the extended term insurance Death Benefit will be the Death Benefit in effect on the effective date of the non-forfeiture benefit less any Indebtedness. The term period will begin on the effective date of this benefit and will extend for a period of time equal to that which the Cash Surrender Value will provide as a net single premium at the Insured's then Attained Age. At the end of that term period, Our liability under the Policy will cease. We will pay You any Cash Surrender Value not used to provide extended term insurance.

Option C - Continue as Paid-Up Insurance.

If You choose this option, the Policy will continue as paid-up life insurance. The amount of paid-up life insurance will be calculated using the Cash Surrender Value of the Policy as a net single premium as of the effective date of this benefit at the then Attained Age of the Insured. The Company reserves the right to require evidence of insurability or limit the amount of the benefit if the paid-up amount exceeds the Death Benefit in effect on the effective date of this benefit. We will pay You any Cash Surrender Value not used to provide paid-up insurance.

If the Policy is continued under option B or option C above, the Cash Surrender Value available within 30 days after any Policy Anniversary will not be less than the Cash Value on such Policy Anniversary minus any Indebtedness.

                       Valuation of Payments and Transfers

We value the Policy on every Valuation Day.

We will pay Death Proceeds, Cash Surrender Values, partial withdrawal proceeds, and loan amounts attributable to the Sub-Accounts within seven (7) days after We receive all the information needed to process the payment unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Securities and Exchange Commission (SEC) or that the SEC declares that an emergency exists.

Hartford may defer payment of any amounts not attributable to the Sub-Accounts for up to six months from the date on which we receive the request.

                            Application for a Policy

Individuals wishing to purchase a Policy must submit an application to Hartford. Within limits, an applicant may choose the Scheduled Premiums and the initial Face Amount and the Guarantee Period. Policies generally will be issued only on the lives of Insureds age 80 and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an application for any reason. No change in the terms or conditions of a Policy will be made without the consent of the Policy Owner.

The Policy will be effective on the Policy Date only after Hartford has received all outstanding delivery requirements and received the initial premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Monthly Activity Date and Policy Years.

                       Reduced Charges for Eligible Groups

Certain of the charges and deductions described below may be reduced for Policies issued in connection with a specific plan in accordance with Our rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the plan, the purposes for which Policies are purchased and certain characteristics for the plan's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in the Separate Account.

                           Deductions from the Premium

Before the allocation of the premium payment to the Account Value, a deduction as a percentage of premium is made for the front-end sales load and premium taxes. The amount of each premium allocated to the Account Value is Your Net Premium.

FRONT END SALES LOAD

The front-end sales load portion of the premium deduction is based on the level of Scheduled Premiums, the length of the Guarantee Period, and the amount of any Unscheduled Premiums paid.

The maximum front-end sales load percentages for Policies are 50% of the premiums paid in the first Policy Year, 11% in Policy Years 2 through 10, and 3% in Policy Years 11 and later.

For all Guarantee Periods, the maximum amount of premium paid in any Policy Year that is subject to a front-end sales load is the Guideline Annual Premium. In addition, if Scheduled Premiums are less than the Guideline Annual Premiums, the maximum amount of premium paid in the first Policy Year subject to a front-end sales load is the Scheduled Premium.

The actual schedule of front-end sales loads for any given Policy is specified in that Policy.

Generally, the shorter the Guarantee Period, the lower the front-end sales loads. The levels range from those for the ten-year Guarantee Period cited above to 0% on a contract with a One Year Guarantee Period. However, there are other contractual charges that are lower for longer Guarantee Periods. See "Summary - Guarantee Period," on page __, for a further description.

For an example of the effect of Front-End Sales Loads, see "Examples of Front-End Sales Loads and Surrender Charges," page ___.

PREMIUM RELATED TAX CHARGE

We deduct a percentage of each premium to cover premium-based taxes assessed against Hartford by a state or other governmental entity. This percentage will vary by locale depending on the tax rates in effect there. The range is generally between 0% and 4%.

                  Deductions and Charges from the Account Value

MONTHLY DEDUCTION AMOUNTS

On the Policy Date and on each subsequent Monthly Activity Date, Hartford will deduct an amount (the "Monthly Deduction Amount") from the Account Value to cover certain charges and expenses incurred in connection with a Policy. Each Monthly Deduction Amount will be deducted on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

The Monthly Deduction Amount equals:

(a)   the charge for the cost of insurance; plus
(b)   the charges for additional benefits provided by rider, if any; plus
(c)   the charges for "special" insurance class rating, if any; plus
(d)   the monthly administrative fee; plus
(e)   the mortality and expense risk charge
(a)  Cost of Insurance Charge

  The charge for the cost of insurance is equal to:

  (i)    the cost of insurance rate per $1,000; multiplied by
  (ii)   the amount at risk; divided by
  (iii)  $1,000

  The amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

  The cost of insurance charge is to cover Hartford's anticipated mortality costs. For standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Table. A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table. The multiple will be based on the Insured's risk class. Hartford will determine the cost of insurance rate at the start of each Policy Year. Any changes in the cost of insurance rate will be made uniformly for all Insureds in the same risk class.

  Because the Account Value and the Death Benefit Amount under a Policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

(b)  Rider Charge

  If the Policy includes riders, a charge is made applicable to the riders from the Account Value on each Monthly Activity Date.

  The charge applicable to these riders is to compensate Hartford for anticipated cost of providing these benefits and are specified on the applicable rider.


      The riders available are described on page ___ under "Supplemental Benefits" section.

(c)  Special Class Charge

  A charge for a special insurance class rating of the Insured may be made against the Account Value, if applicable. This charge is to compensate Hartford for the additional mortality risk associated with individuals in these classes.

(d)  Monthly Administrative Fee and Other Expense Charges Against Sub-Accounts

  Hartford will assess a monthly administrative charge to compensate Hartford for administrative costs in connection with the Policies. This charge will be $8.33 per month initially and is guaranteed never to exceed that level during the Guarantee Period. After the Guarantee Period, this charge is guaranteed never to exceed $12.00 per month. This charge covers the average expected cost for these expenses.

  In addition, in the first Policy Year, there is a monthly first year charge to compensate Hartford for the up-front costs to underwrite and issue a policy. This additional first year charge, subject to certain maximums, is equal to $8.33 per month plus an amount that varies by issue age and the initial Face Amount (IFA). This additional first Policy Year charge and the maximums are summarized in the chart below for some sample ages.

               Additional First Year                   Maximum
     Issue Age Monthly Charge                          Monthly Amount
     --------- --------------                          --------------

       25      $8.33 plus $.0333 per $1,000 of IFA     $50.00
       35      $8.33 plus $.0375 per $1,000 of IFA     $54.17
       45      $8.33 plus $.0417 per $1,000 of IFA     $62.50
       55      $8.33 plus $.0625 per $1,000 of IFA     $62.50
       65      $8.33 plus $.0708 per $1,000 of IFA     $62.50

(e)   Mortality and Expense Risk Charge

   A charge is made for mortality and expense risks assumed by Hartford.  This
charge is   allocated to Hartford's general account.  Hartford may profit from
this charge.  See                             also, "Policy Benefits and Rights
- Cash Value," page ___.

   The mortality and expense risk charge for any Monthly Activity Date is equal to:

   (i)   the mortality and expense risk rate; multiplied by
   (ii) the portion of the Account Value allocated to the Sub-Account on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.

   During the first twenty Policy Years, the longer the Guarantee Period, the lower the mortality and expense risk charge rate. Specifically, for Policy Years one through twenty, the mortality and expense risk charge rate ranges from 1.40% annually for a Policy with a one-year Guarantee Period, and decreases as the length of the Guarantee Period increases, to .60% on a Policy with a ten-year Guarantee Period. After the twentieth Policy Year, the mortality and expense risk charge rate for all Policies will equal .60% annually. There are other contractual charges that are higher for longer Guarantee Periods. See "Summary - Guarantee Period," on page __, for a fuller description.

   The mortality risk assumed is that the actual cost of insurance charges specified in the Policy will be insufficient to meet actual claims.
   Hartford also assumes the risk of the Death Benefit Guarantee during the Guarantee Period. See "Detailed Description of Policy Benefits and Provisions--Death Benefit Guarantee," page ___. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.

   For Policies with a one-year Guarantee Period, Hartford also incurs an expense risk that the costs associated with distributing the Policies will be greater than the proceeds from any sales charges deducted under the Policies.

SURRENDER CHARGES

A Surrender Charge is assessed against the Account Value of a Policy if the Policy lapses or is surrendered during the first nine Policy Years. The amount of the Surrender Charge applicable during the first Policy Year is established by Hartford based on the premiums paid during the first Policy Year and the length of the Guarantee Period chosen by the Policy Owner. Subject to certain limits imposed by state insurance law, the Surrender Charge decreases by an equal amount each Policy Year until it reaches zero during the tenth Policy Year.

Specifically, the maximum first year Surrender Charge under a Policy is equal to the sum of (i) a specified percentage of the Scheduled Premium up to the Guideline Annual Premium and (ii) 5% of the excess, of the first year premium over the Guideline Annual Premium. The longer the Guarantee Period, the higher the percentage is which is used in the preceding calculation. This percentage is equal to 110% with respect to Policies with a ten-year Guarantee Period and decreases as the Guarantee Period chosen decreases to 10% for Policies with a one-year Guarantee Period. However, there are other contractual charges that are lower for longer Guarantee Periods. See "Summary - Guarantee Period," on page __, for a fuller description.

The actual schedule of Surrender Charges for any given Policy is set forth in that Policy. In addition, sales agents will provide, upon request, the schedule of Surrender Charges which would apply under any given circumstances.

Generally, the total sales load under the Policy will not exceed 180% of the Guideline Annual Premium, or 9% of the sum of the Guideline Annual Premium that would be paid over a 20-year period. In cases where the anticipated life expectancy of the Insured named in the Policy is less than 20 years, the total sales load will not exceed 9% of the sum of the Guideline Annual Premiums for the shorter period.

For an example of the effect of Surrender Charges, see "Examples of Front-End Sales Loads and Surrender Charges", see below.

EXAMPLES OF FRONT-END SALES LOADS AND SURRENDER CHARGES

An example of the actual front-end sales loads and Surrender Charge schedule as well as and the impact of the sales load refund, if any, (see "Load Refund" on page ___), for a Policy with a ten-year Guarantee Period is shown below. This example uses the same specific information (i.e., Issue Age, Face Amount, premium level, etc.) as the illustration on page ___ of this Prospectus.

      Death Benefit Option:  Level
      Face Amount:           $250,000
      Guarantee Period:      10 years
      Charges Assumed:       Current
      Issue Age/Sex/Class:   45/Male/Preferred
      Scheduled Premium:     $4,000.00 per year
      Guideline Annual Premium:    $4,819.38
      Assumed Gross Annual
                  Investment Return:    0%

The "Total Cumulative Sales Load If Surrendered" column on the far right represents the sum of all loads which would have been assessed since the issue of the Policy assuming a surrender of the Policy at the end of the corresponding Policy Year.

This is:

     a) The sum of the Cumulative Front-End Sales Load, plus
     b) The actual Surrender Charge for that Policy Year, minus
     c) The Sales Load Refund, if any, applicable to that Policy year. (See "Cash Values-Load Refund".)

Additional Charges/Credits if Surrendered - Ten Year Guarantee Period

                                Surrender Charges
       Cumulative                                         Total
       Front-End Maximum    Year End Actual    Sales      Cumulative
Policy Sales     Surrender  Account  Surrender Load       Sales Load If
Year   Load      Charge     Value    Charge    Refund     Surrendered**
----   ----      ------     -----    ------    ------     -------------

1      2000      4400       1232     1232      2032       1200
2      2440      3911       4074     3911      4590       1791
3      2880      3422       6764     3422      0          6302
4      3320      2933       9345     2933      0          6253
5      3760      2444       11843    2444      0          6204
6      4200      1956       14274    1956      0          6156
7      4640      1467       16645    1467      0          6107
8      5080      978        18971    978       0          6058
9      5520      489        21246    489       0          6009
10     5960      0          23456    0         0          5960
11     6080      0          25850    0         0          6080

*The Actual Surrender Charge assessed is the smaller of:

     a) The contractual maximum surrender charge, or
     b) Policy Year-End Account Value

**Assumes a surrender of the Policy at the end of that Policy Year

An example of the actual Front-End Sales Loads and Surrender Charge schedule as well as the impact of the sales load refund, if any, (see "Load Refund" on page) for a Policy with a one-year Guarantee Period is shown below. This example uses the same specific information (i.e., Issue Age, Face Amount, premium level) as the illustration on page ___ of this Prospectus.

Death Benefit Option:                     Level
Face Amount:                              $250,000
Guarantee Period:                         1 Year
Charges Assumed:                          Current
Issue Age/Sex/Class:                      45/Male/Preferred
Scheduled Premium:                        $4,000.00 per year
Guideline Annual Premium:                 $4,819.38
Assumed Hypothetical Gross Annual
  Investment Return:                      0%

The "Total Cumulative Sales Load If Surrendered" column on the far right represents the sum of all loads which would have been assessed since the issue of the Policy assuming a surrender of the Policy at the end of the corresponding Policy Year.

This is:

     a) The sum of the Cumulative Front-End Sales Load, plus
     b) The Actual Surrender Charge for that Policy Year, minus
     c) The Sales Load Refund, if any, applicable to that Policy Year. (See
"Cash Values -                     Load Refund")

      Additional Charges/Credits if Surrendered - One Year Guarantee Period

                                Surrender Charges
       Cumulative                                      Total
       Front-End  Maximum   Year End Actual    Sales   Cumulative
Policy Sales      Surrender Account  Surrender Load    Sales Load If
Year   Load       Charge    Value    Charge    Refund  Surrendered**
----   ----       ------    -----    ------    ------  -------------

1        0         400       3169      400       0          400
2        0         355       6361      355       0          355
3        0         311       9381      311       0          311
4        0         267       12273     267       0          267
5        0         222       15067     222       0          222
6        0         178       17780     178       0          178
7        0         133       20422     133       0          133
8        0         89        23008     89        0          89
9        0         44        25529     44        0          44
10       0         0         27976     0         0          0
11       0         0         30273     0         0          0

*The Actual Surrender Charge assessed is the smaller of:
         a) The contractual maximum surrender charge, or
         b) Policy Year-End Account Value

**Assumes a surrender of the Policy at the end of that Policy Year



CHARGES AGAINST THE FUNDS

The investment advisers charge the Funds a daily investment management fee as compensation for services. The following Table shows the fee charged for each Fund available for investment by Policy Owners.

                                                  ANNUAL INVESTMENT MANAGEMENT
                                                   AS A PERCENTAGE OF AVERAGE
HARTFORD FUNDS                                          DAILY NET ASSETS
--------------                                          ----------------
Hartford Capital Appreciation Fund, Inc.,           .575% of the first $250
                                                    million of average net
                                                    assets

Hartford Advisers Fund, Inc.,                       .525% of the next $250
                                                    million of average net
                                                    assets

Hartford International Opportunities Fund, Inc.,    .475% of the next $250
                                                    million of average net
                                                    assets

Hartford Dividend and Growth Fund, Inc.             .425% of any amount over
                                                    $1.0 billion

                                                    .325% of the first $250
                                                    million of average net
                                                    assets

                                                    .300% of the next $250
                                                    million of average net
                                                    assets

Hartford Bond Fund, Inc., Hartford Stock            .275% of the next $250
Fund, Inc.                                          million of average net
                                                    assets

                                                    .250% of any amount over 1.0
                                                    billion

Hartford Index Fund, Inc.                           .20%

Hartford Mortgage Securities Fund, Inc.,
  HVA Money Market Fund, Inc.                       .25%

PUTNAM FUNDS
------------

Putnam VT Diversified Income Fund,
  Putnam VT Global Asset Allocation Fund,           .70% of the first $500
                                                    million of average net
                                                    assets

Putnam VT High Yield Fund,                          .60% of the next $500
                                                    million of average net
                                                    assets

Putnam VT Opportunities Fund and                    .55% of the next $500
                                                    million of average net
                                                    assets

Putnam VT Voyager Fund                              .50% of any amount over $1.5
                                                    billion

                                                    .65% of the first
                                                    $500 million of average net
                                                    assets

                                                    .55% of the next $500
                                                    million of average net
                                                    assets

                                                    .50% of the next $500
                                                    million of average net
                                                    assets

Putnam VT Growth and Income Fund                    .45%  of any amount over
                                                    $1.5 billion

                                                    .45% of the first $500
                                                    million of average net
                                                    assets

                                                    .35% of the next $500
                                                    million of average
                                                    net assets

                                                    .30% of the next $500
                                                    million of average net
                                                    assets

Putnam VT Money Market Fund                         .25%  of any amount over
                                                    $1.5 billion

                                                    .65%  of the first $500
                                                    million of average net
                                                    assets

                                                    .55% of the first $500
                                                    million of average net
                                                    assets

                                                    .50% of the next $500
                                                    million of average net
                                                    assets

                                                    .45% of the next $5 billion
                                                    of average net assets

                                                    .425%  of the first $5
                                                    billion of average net
                                                    assets

                                                    .405% of the first $5
                                                    billion of average net
                                                    assets

Putnam VT U.S. Government and High                  .39% of the next $5 billion
Quality Bond Fund                                   of average net assets

                                                    .38% of any excess
                                                    thereafter

Putnam VT Global Growth Fund and
Putnam VT Utilities Growth and Income Fund          .60%

FIDELITY FUNDS
--------------
Equity-Income Portfolio                             .52%
Overseas Portfolio                                  .77%
Asset Manager Portfolio                             .72%

TAXES

Currently, no charge is made to the Separate Account for federal, state, and local taxes that may be attributable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                                   THE COMPANY

Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5,
1902, and was subsequently redomiciled to Connecticut.   Its offices are located
in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT

06104-2999. Hartford is a 100% subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately a 100% subsidiary of ITT Hartford Group, Inc., a Delaware Corporation.


Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.


Hartford is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1st in each year covering the operations of Hartford for the preceding year and its financial condition on December 31st of such year.


Hartford's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years. In addition, Hartford is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies. Hartford is also subject to various Federal and state securities laws and regulations.


                              SEPARATE ACCOUNT VL I

GENERAL

The Separate Account is a separate account of Hartford established on September 18, 1992 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets for the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.

FUNDS

The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. A Policy Owner may allocate Net Premiums among the Sub-Accounts. Policy Owners should review the following brief descriptions of the investment objectives of each of the Funds in connection with that allocation. There is no assurance that any Fund will achieve its stated objectives. Policy Owners are also advised to read the prospectuses for each of the Funds accompanying this Prospectus for more detailed information.

                                 HARTFORD FUNDS

HARTFORD ADVISERS FUND, INC.

To achieve maximum long term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The investment adviser will vary the investments of the Fund among equity and debt securities and money market instruments depending upon its analysis of market trends. Total rate of return consists of current income, including dividends, interest and discount accruals and capital appreciation.

HARTFORD BOND FUND, INC.

To achieve maximum current income consistent with preservation of capital by investing primarily in bonds. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's or "BB" by S&P) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. - Investment Policies."

HARTFORD CAPITAL APPRECIATION FUND, INC.

To achieve growth of capital by investing in equity securities and securities convertible into equity securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

HARTFORD DIVIDEND AND GROWTH FUND, INC.

To achieve a high level of current income consistent with growth of capital and reasonable investment risk by investing primarily in equity securities and securities convertible into equity securities.

HARTFORD INDEX FUND, INC.

To provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. *

HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

To achieve long-term total return consistent with prudent investment risk through investment primarily in equity securities issued by foreign companies.

HARTFORD MORTGAGE SECURITIES FUND, INC.

To achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association ("GNMA").

HARTFORD STOCK FUND, INC.

To achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in equity-type securities.


HVA MONEY MARKET FUND, INC.

To achieve maximum current income consistent with liquidity and preservation of capital by investing in money market securities.

* "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The Hartford Index Fund, Inc. ("Index Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Index Fund.

                                  PUTNAM FUNDS

PUTNAM VT DIVERSIFIED INCOME FUND

  Seeks high current income consistent with capital preservation by investing in the following three sections of the fixed income securities markets: U.S. Government Sector, High Yield Sector (which invests primarily in what are commonly referred to as "junk bonds"), and International Sector. See the Special Considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

  Seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.

PUTNAM VT GLOBAL GROWTH FUND

  Seeks capital appreciation through a globally diversified common stock portfolio.

PUTNAM VT GROWTH AND INCOME FUND

  Seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

PUTNAM VT HIGH YIELD FUND

  Seeks high current income by investing primarily in high-yielding, lower-rated fixed income securities (commonly referred to as "junk bonds"), constituting a diversified portfolio which Putnam Investment Management, Inc. ("Putnam Management") believes does not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with high current income. See the special considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT MONEY MARKET FUND

  Seeks to achieve as high a level of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high-quality money market instruments.

PUTNAM VT NEW OPPORTUNITIES FUND

  Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

  Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by Standard & Poor's or Moody's or, if not rated, determined by Putnam Management to be of comparable quality.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

  Seeks capital growth and current income by concentrating its investments in securities issued by companies in the public utilities industries.

PUTNAM VT VOYAGER FUND

  Aggressively seeks capital appreciation primarily from a portfolio of common stocks which Putnam Management believes have potential for capital appreciation which is significantly greater than that of market averages.

                                 FIDELITY FUNDS

EQUITY-INCOME PORTFOLIO

To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Daily Stock Price Index of 500 Common Stocks.

In addition, the Portfolio may invest in high yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.

OVERSEAS PORTFOLIO

To seek long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

In addition, the Portfolio may invest in high yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.

ASSET MANAGER PORTFOLIO

To seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

In addition, the Portfolio may invest in high yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.


The Hartford Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. The Putnam Funds are porfolios of the Putnam Variable Trust, which is organized as a business trust under the laws of Massachusetts and is an open-end series investment company under the Investment Company Act of 1940. The Fidelity Funds are series of two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The Equity-Income Portfolio and Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund. Such shares are offered to separate accounts, including the Separate Account, established by Hartford or one of its affiliated companies specifically to fund the Policies and other policies issued by Hartford or its affiliates as permitted by the Investment Company Act of 1940.


It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity policy owners, the Board of Directors intend for the Hartford Funds and the Board of Trustees for the Putnam Funds, and the Board of Trustees for the Fidelity Funds (collectively the "Board") to monitor events in order to identify any material conflicts between such Policy Owners and to determine what action, if any, should be taken in response thereto. If the Boards were to conclude that separate funds should be established for variable life and variable life insurance separate accounts, Hartford will bear the attendant expenses.


All investment income of and other distributions to each Sub-Account of the Separate Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and both realized gains or losses on the assets of each Sub-Account of the Separate Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Funds in connection with premium payments allocated to the applicable Sub-Account in accordance with Policy Owners directions and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and generally to make payment within seven days.


Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Sub-Accounts which fund the Policies. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Policies, Hartford may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Policies. No substitution of securities will take place without notice to and consent of Policy Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Policy Owner approval, if required, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Policies.

Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for each of the Funds.


                               Investment Adviser

HARTFORD FUNDS

The investment adviser for each of the Hartford Funds is HL Investment Advisors, Inc. ("HL Investment"). HL Investment provides investment advice and, in general, supervises the management and investment program of the Hartford Funds pursuant to an Investment Advisory Agreement entered into with each of these Funds, for which HL Investment receives a fee.

HL Investments has entered into an investment services agreement with HIMCO, an affiliate of Hartford organized under Connecticut law, pursuant to which HIMCO provides certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and HVA Money Market Fund.


Wellington Management serves as the investment sub-adviser to Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Opportunities Fund and Hartford Stock Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Wellington Management is organized as a private Massachusetts partnership and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. See the accompanying prospectus for each of the Hartford Funds for a more complete description of HL Investment, HIMCO and Wellington Management, and their respective fees.

PUTNAM FUNDS

Putnam Management, One Post Office Square, Boston, Massachusetts, 02109, serves as the investment manager for the Putnam Funds. An affiliate, Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate , Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

FIDELITY FUNDS

The Fidelity Funds are managed by Fidelity Management & Research Company ("Fidelity Management"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts. Fidelity Management is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. Various Fidelity companies perform certain activities required to operate Variable Insurance Products Fund and Variable Insurance Products Fund II.

                                THE FIXED ACCOUNT

THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium payments and Cash Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the general account in accordance with applicable law governing the investments of insurance company general accounts.


The Fixed Account Minimum Credited Rate is shown in the Policy. Currently, Hartford guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Policies. Hartford may credit interest at a rate in excess of the Fixed Account Minimum Credited Rate, however, Hartford is not obligated to credit any interest in excess of the Fixed Account Minimum Credited Rate. There is no specific formula for the determination of excess interest credits. Some of the factors that the Company may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF THE FIXED ACCOUNT MINIMUM CREDITED RATE WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE FIXED ACCOUNT MINIMUM CREDITED RATE.

                                  OTHER MATTERS

VOTING RIGHTS

In accordance with its view of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of the Policy, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Policy Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if Hartford's present interpretation should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the assignee) in the Funds will be determined as follows: Policy Owners may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account(s) in connection with the Indebtedness (see "Policy Benefits and Rights - Policy Loans," page ___) will not be considered in determining the voting interests of the Policy Owner. Policy Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.

Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, Hartford itself may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

STATEMENTS TO POLICY OWNERS

We will send You a statement at least once each Policy Year, showing:

(a)  the current Account Value, Cash Value and Face Amount;
(b) the premiums paid, Monthly Deduction Amounts and loans since the last report;
(c)  the amount of any Indebtedness;

(d)  notifications required by the provisions of the Policy; and
(e) any other information required by the insurance department of the state where the Policy was delivered

LIMIT ON RIGHT TO CONTEST

Hartford may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Face Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals.


MISSTATEMENT AS TO AGE

If the age of the Insured is incorrectly stated, the amount of Death Benefit will be appropriately adjusted as specified in the Policy.

PAYMENT OPTIONS

Proceeds under the Policies may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be placed under a payment option is $5,000 unless Hartford consents to a lesser amount. Once payments under options 2, 3 or 4 commence, no surrender of the Policy may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments. The following options are available under the Policies.

First Option -- Interest Income

Payments of interest at the rate we declare, but not less than 3 1/2% per year, on the amount applied under this option.

Second Option -- Income of Fixed Amount

Equal payments of the amount chosen until the amount applied under this option, with interest of not less than 31/2% per year, is exhausted. The final payment will be for the balance remaining.

Third Option -- Payments for a Fixed Period

An amount payable monthly for the number of years selected which may be from 1 to 30 years.

Fourth Option -- Life Income

Life Annuity - an annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

Life Annuity with 120 Monthly Payments Certain - an annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The Tables in the Policy provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the fourth option, the amount of each payment will depend upon the age of the annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, Hartford may make payments less often.

The Table for the fourth option is based on the 1983 Individual Annuity Mortality Table set back one year and a net investment rate of 3.5% per annum. The Tables for the first, second and third options are based on a net investment rate of 3.5% per annum. Hartford may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Hartford will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

The applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Policy Owner if living; otherwise to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Policies.

                              SUPPLEMENTAL BENEFITS

The following supplemental benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

DEDUCTION AMOUNT WAIVER RIDER

Subject to certain age and underwriting restrictions, the Policy may include a Deduction Amount Waiver Rider. This rider provides for the waiver of the Policy's Monthly Deduction Amounts in the event of total disability prior to the Insured reaching Attained Age 65 and continuing for at least six months. The number of Monthly Deduction Amounts waived depends on the Insured's Attained Age when the disability began. If this rider is added, the Monthly Deduction Amounts will be increased to include the charges for this rider.

ACCIDENTAL DEATH BENEFIT RIDER

Subject to certain age and underwriting requirements, the Policy may include an Accidental Death Benefit Rider.

This rider provides for an increase in the amount paid upon the death of the Insured if the death results from an accident.

If this rider is added, the Monthly Deduction Amounts will be increased to include the charges for this rider.


INCREASE IN COVERAGE OPTION RIDER

Subject to certain age and underwriting requirements, the Policy may include an Increase in Coverage Option Rider.

This rider gives the Owner the guaranteed right to purchase a new flexible premium variable life insurance policy on the life of the Insured, without evidence of insurability, if certain conditions are met. These conditions include:

     1.   the original Policy has been in force for five years,
     2.   the Insured's Attained Age is less than 80, and
     3. the Account Value of the original Policy is sufficient to "pay-up" the policy under assumptions defined in the rider.

The Face Amount of the new policy will be equal to the Face Amount times a percentage. This percentage depends on the Insured's age, sex (except where unisex rates are used), and insurance class. The Scheduled Premium fee for the new policy is based on the Scheduled Premium for the original policy.

MATURITY DATE EXTENSION RIDER

We will extend the Maturity Date (the date on which the Policy will mature) to the date of the Insureds' death, regardless of the age of the Insured. Certain Death Benefit and premium restrictions apply. See "Income Taxation of Policy Benefits."

                        EXECUTIVE OFFICERS AND DIRECTORS

                           POSITION WITH              OTHER BUSINESS PROFESSION,
                           HARTFORD,                  VOCATION OR EMPLOYMENT FOR
NAME, AGE                  YEAR OF ELECTION           PAST 5 YEARS; OTHER DIRECTORSHIPS
---------                  ----------------           ----------------------------------
Louis J. Abdou             Vice President, 1987       Vice President (1987-Present),
54                                                    Hartford.


Wendell J. Bossen          Vice President, 1992**     President (1992-Present),
63                                                    International Corporate
                                                      Marketing Group, Inc.; Executive Vice
                                                      President (1984-1992), Mutual Benefit.

Gregory A. Boyko           Vice President, 1995       Vice President and Controller
45                                                    (1995-Present), Hartford; Chief Financial
                                                      Officer (1994-1995), IMG American Life;
                                                      Senior Vice President (1992-1994),
                                                      Connecticut Mutual Life Insurance Company.

Peter W. Cummins           Vice President, 1989       Vice President, Individual
60                                                    Annuity Operations
                                                      (1989-Present), Hartford.

Ann M. deRaismes           Vice President, 1994       Vice President (1994-Present);
46                                                    Assistant Vice President (1992);
                                                      Director of Human Resources (1991-
                                                      Present), Hartford.

Timothy M. Fitch           Vice President, 1995       Vice President (1995-Present);
44                                                    Assistant Vice President (1993);
                                                      Director (1991), Hartford.

Donald R. Frahm            Chairman and Chief         Chairman and Chief Executive
65                         Executive Officer          Officer of the Hartford Insurance
                           1988, Director, 1988*      Group (1988 to Present).

Bruce D. Gardner           Vice President, 1996       Vice President (1996-Present);
46                                                    General Counsel and
                                                      Director, 1994* Corporate
                                                      Secretary (1991-1996), Hartford.




Joseph H. Gareau           Executive Vice             Executive Vice President and
50                         President and              Chief Investment Officer,
                           Chief Investment           (1993-Present), Hartford; Senior Vice
                           Officer, 1993              President and Chief Investment
                           Director, 1993*            Officer (1992), ITT Hartford's Property-
                                                      Casualty Companies.



                           POSITION WITH              OTHER BUSINESS PROFESSION,
                           HARTFORD,                  VOCATION OR EMPLOYMENT FOR
NAME, AGE                  YEAR OF ELECTION           PAST 5 YEARS; OTHER DIRECTORSHIPS
---------                  ----------------           ---------------------------------

J. Richard Garrett         Treasurer, 1994            Treasurer (1994-Present); Vice President
52                         Vice President, 1993       (1993-Present) Hartford; Treasurer (1977),
                                                      Hartford Insurance Group.

John P. Ginnetti           Executive Vice             Executive Vice President and Director Asset
51                         President, 1994            Management Services (1994-Present); Senior Vice
                                                      President, (1988), Hartford.

Lynda Godkin               General Counsel, 1996;     General Counsel and Corporate Secretary (1996-
43                         Corporate Secretary,       Present); Associate General Counsel and Corporate
                           1995                       Secretary (1995-Present); Assistant General Counsel
                                                      and Secretary (1994); Counsel (1990), Hartford.

Lois W. Grady              Vice President, 1993       Vice President (1993-Present); Assistant Vice
52                                                    President (1988), Hartford.

David A. Hall              Senior Vice President      Senior Vice President and Actuary (1992-Present),
43                         and Actuary, 1992          Hartford.

Robert A. Kerzner          Vice President, 1994       Vice President (1994-Present); Regional Vice
45                                                    President (1991); Life Sales Manager (1990), Hartford.






Kevin J. Kirk              Vice President, 1992       Vice President (1992-Present); Assistant Vice
45                                                    President; Assistant Director, Asset Management
                                                      Services (1985); Hartford.

Andrew W. Kohnke           Vice President, 1992       Vice President (1992-Present); Assistant Vice
46                                                    President (1989), Hartford.

Steven M. Maher            Vice President and         Vice President and Actuary (1993-Present);
42                         Actuary, 1993              Assistant Vice President (1987), Hartford.

William B. Malchodi, Jr.   Vice President, 1994       Vice President (1994-Present); Director of Taxes (1992-
46                         Director or Taxes, 1992    Present); Assistant General Counsel and Assistant
                                                      Director of Taxes (1986), Hartford Insurance Group.


                           POSITION WITH              OTHER BUSINESS PROFESSION,
                           HARTFORD,                  VOCATION OR EMPLOYMENT FOR
NAME, AGE                  YEAR OF ELECTION           PAST 5 YEARS; OTHER DIRECTORSHIPS
---------                  ----------------           ---------------------------------

Thomas M. Marra            Executive Vice President,  Executive Vice President and Director Individual
38                         1996                       Life and Annuity Division (1996-Present); Senior
                           Director, 1994*            Vice President and Director, Individual Life and Annuity
                                                      Division (1993-1996); Director of Individual Annuities
                                                      (1991), Hartford.

Robert F. Nolan            Vice President, 1995       Vice President (1995-Present), Assistant Vice
42                                                    President Hartford; Manager Public Relations (1986),
                                                      Aetna Life and Casualty Insurance Co.

Joseph J. Noto             Vice President, 1989       Vice President (1989-Present), Hartford.
45






Leonard E. Odell, Jr.      Senior Vice President,     Senior Vice President (1994-Present); Vice
52                         1994                       President and Chief Actuary (1982), Hartford.
                           Director, 1994*

Michael C. O'Halloran      Vice President, 1994       Vice President (1994-Present); Senior Associate
50                         Associate                  General Counsel and Director (1988-Present), Law
                           General Counsel, 1988      Department, Hartford Insurance Group.

Craig D. Raymond           Vice President, 1993       Vice President and Chief Actuary (1994-Present);
36                         Chief Actuary, 1994        Vice President (1993); Assistant Vice President (1992);
                                                      Actuary (1989-1994), Hartford.

Lowndes A. Smith           President and Chief        President and Chief Operating Officer (1989-
57                         Operating Officer, 1989    Present), Hartford; Senior Vice President and
                           Director, 1981*            Group Controller (1987), Hartford Insurance Group.


Edward J. Sweeney          Vice President, 1993       Vice President (1993-Present); Chicago Regional
40                                                    Manager (1985-1993), Hartford.

James E. Trimble           Vice President and         Vice President (1990-Present); Assistant Vice
40                         Actuary, 1990              President (1987-1990), Hartford.


                           POSITION WITH              OTHER BUSINESS PROFESSION,
                           HARTFORD,                  VOCATION OR EMPLOYMENT FOR
NAME, AGE                  YEAR OF ELECTION           PAST 5 YEARS; OTHER DIRECTORSHIPS
---------                  ----------------           ---------------------------------

Raymond P. Welnicki        Senior Vice President,     Senior Vice President (1994-Present); Vice
48                         1993                       President (1993), Hartford; Board of Directors,
                                                      Director, 1994* Ethix Corp., formerly employed
                                                      by Aetna Life & Casualty.







Walter C. Welsh            Vice President, 1995       Vice President (1995-Present); Assistant Vice
50                                                    President (1993), Hartford.

James J. Westervelt        Senior Vice President,     Senior Vice President and Group Controller (1994-
50                         Group Controller, 1994     Present); Vice President and Group Controller
                                                      (1989), Hartford Insurance Group.

Lizabeth H. Zlatkus        Vice President, 1994       Vice President (1994-Present); Assistant Vice
38                         Director, 1994*            President (1992); Hartford; formerly Director, Hartford Insurance Group.


------------------------------
* Denotes date of election to Board of Directors.
**ITT Hartford Affiliated Company.

                          DISTRIBUTION OF THE POLICIES

Hartford intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), or certain other registered Broker-Dealers. Any sales representative or employee will have been qualified to sell variable life insurance policies under applicable Federal and State laws. Each Broker-Dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. HESCO is the principal underwriter for the Policies. During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered Broker-Dealers is 45% of the premiums paid up to a target premium and 5% of any excess. In Policy Years 2 through 10, agent commissions will not exceed 5.5% of premiums paid. For Policy Years 11 and later, the agent commissions will not exceed 2% of the premiums paid. In addition, expense allowances may be paid. The sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the second Policy Anniversary.


                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Funds. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.

                           FEDERAL TAX CONSIDERATIONS

GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford's understanding of existing federal income tax laws as they are currently interpreted.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy. (See "Detailed Description of Policy Benefits and Provisions- -Accumulation Unit Values," on page __).

Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS

For federal income tax purposes, the Policies should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is generally excluded from the gross income of the beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the policy value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.


Hartford also believes that any loan received under a Policy will be treated as Indebtedness of the Policy Owner, and that no part of any loan under a Policy will constitute income to the Policy Owner. A surrender or assignment of the Policy may have tax consequences depending upon the circumstances. Policy Owners should consult a qualified tax adviser concerning the effect of such changes.

During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the death of the insured. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the
result is not certain.   If the Policy is not treated as a life insurance
contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of life insurance, but fails the seven-pay test of
Section 7702A or (ii)  is exchanged for a MEC.

If the Policy satisfies the seven-pay test at issuance, distributions and loans made thereafter will not be subject to the MEC rules, unless the Policy is changed materially. The seven-pay test will be applied anew at any time the Policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the Policy within the first seven years, the seven-pay test is applied as if the Policy had initially been issued at the reduced benefit level. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, if the contract is classified as a MEC then withdrawals from the contract will be considered first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the Owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as a withdrawal from the contract for tax purposes. Taxable withdrawals are subject to an additional 10% tax, with certain exceptions. The Owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment).

Generally, only distributions and loans made in the first year in which a policy becomes a MEC, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.

Before assigning, pledging, or requesting a loan under a contract that is a MEC, an Owner should consult a qualified tax adviser.

All MEC policies that are issued within any calendar year to the same policy owner by one company or its affiliates are treated as one MEC policy for the purpose of determining the taxable portion of any loan or distribution.

Hartford has instituted procedures to monitor whether a Policy may become classified as a MEC after issue.

ESTATE AND GENERATION SKIPPING TAXES

When the Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Policy Owner was not the Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includible in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates of less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

DIVERSIFICATION REQUIREMENTS

Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Policy is not treated as a life insurance contract, the Policy Owner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Policy Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Policy Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Policies, as necessary, to prevent Policy Owners from being considered the owners of the assets in the separate accounts.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP OF POLICIES

Legislation has recently been proposed which would limit certain of the tax advantages now afforded non-individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the status of this proposed legislation and its potential impact on the purchaser.

OTHER

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A qualified tax adviser should be consulted to determine the impact of these taxes.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                                LEGAL PROCEEDINGS

There are no pending material legal proceedings to which the Separate Account is a party.

                                     EXPERTS

The audited financial statements and schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in
Note 1 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

The hypothetical Policy illustrations included in this Prospectus have been approved by Ken A. McCullum, FSA, MAAA, Director of Individual Life Product Development, are included in reliance upon his opinion as to their reasonableness.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, Hartford, and the Policies.

                                  LEGAL MATTERS

Legal matters in connection with the issue and sale of the flexible premium variable life insurance polices described in this Prospectus and the organization of Hartford, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, General Counsel of Hartford Life Insurance Company.

                                   APPENDIX A
                    ILLUSTRATION OF DEATH  BENEFITS, ACCOUNT
                        VALUES AND CASH SURRENDER VALUES

The following tables illustrate how the Death Benefits, Account Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Account Values and Cash Surrender Values of a Policy issued to an Insured of a given age would vary over time if the investment return on the assets held in each Fund were a uniform, gross annual rate of 0%, 6% and 12%. The Death Benefits, Account Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The tables assume that no Policy loans are made and that no partial withdrawals have been made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount and that no fund transfers have been made in any Policy Year.

The tables on pages ___ to ___ illustrate a Policy issued to a Male Insured, Age 45 in the Preferred Premium Class with an Initial Face Amount of $250,000 and a Scheduled Premium that is paid at the beginning of each Policy Year. The Death Benefits, Account Values and Cash Surrender Values would be lower if the Insured was a smoker or in a special class since the cost of insurance charges would increase.

The tables reflect the fact that the net return on the assets held in the Sub-Accounts is lower than the gross after-tax return of the Funds. This is because these tables assume an investment management fee and other estimated Fund expenses totaling 0.70%. The 0.70% figure is based on an average of the current management fees and expenses of the available twenty-two Funds, taking into account any applicable expense caps or reimbursement arrangements. Actual fees and expenses of the Funds associated with a Policy may be more or less than 0.70%, will vary from year to year, and will depend on how the Account Value is allocated.

As their headings indicate, the tables reflect the deductions of current contractual charges and guaranteed contractual charges for a single gross interest rate. These charges include the monthly charge to the Account for assuming mortality and expense risks, the monthly administrative charge, and the monthly mortality charge. All tables assume a charge of 2.00% for taxes attributable to premiums and reflect the fact that no charges against the Account are currently made for federal, state or local taxes attributable to the Policy.

Each table also shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5%
compounded annually.

Upon request, Hartford will furnish a comparable illustration based on a proposed Policy's specific circumstances.

                   ILLUSTRATION WILL BE PROVIDED BY AMENDMENT

               FINANCIAL STATEMENTS WILL BE PROVIDED BY AMENDMENT

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of _______ pages.

     The undertaking to file reports.

     The Rule 484 undertaking.

     The signatures.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.


     (A1) Resolution of Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.
            (1)


     (A2)   Not applicable. (2)


     (A3a)  Principal Underwriting Agreement. (2)

     (A3b)  Form of Selling Agreements. (2)


     (A3c)  Not applicable.

     (A4)   Not applicable.


     (A5)   Form of Flexible Premium Variable Life Insurance Policy. (1)

     (A6a)  Charter of Hartford will be provided by amendment.

     (A6b)  Bylaws of Hartford. (1)


     (A7)   Not applicable.

     (A8)   Not applicable.

     (A9)   Not applicable.


     (A10) Form of Application for Flexible Premium Variable Life Insurance Policies. (1)

     (A11)  Memorandum describing transfer and redemption procedures. (1)


(1) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-53692, dated May 1, 1995.

(2) Incorporated by reference to Post Effective Amendment No. 4, to the Registration Statement File No. 33-53692, dated May 1, 1996.

(2) Opinion and Counsel of Lynda Godkin, General Counsel and Secretary will be provided by amendment.


(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

(4)  Not applicable.


(5) Opinion and consent of Ken A. McCullum, FSA, MAAA will be provided by amendment.

(6) Consent of Arthur Andersen LLP, Independent Certified Public Accountants will be provided by amendment.

(7)  Power of Attorney.

REPRESENTATION OF REASONABLENESS OF FEES

Hartford Life Insurance Company ("Hartford") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.


UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)

1. Separate Account VL I meets the definition of "Separate Account" under Rule 6e-3(T).


2. Hartford undertakes to keep and make available to the Commission upon request any documents used to support any representation as to the reasonableness of fees.


                         UNDERTAKING ON INDEMNIFICATION

Article VIII of the Bylaws of Hartford Life Insurance Company, a Connecticut corporation, provides for indemnification of its officers, directors and employees to the extent consistent with statutory requirements.

Connecticut General Laws Section 33-320a provides for indemnification of officers, directors and employees of a corporation as follows:

(b) Except as otherwise provided in this section, a corporation shall indemnify any person made a party to any proceeding, other than an action by or in the right of the corporation, by reason of the fact that he, or the person whose legal representative he is, is or was a shareholder, director, officer, employee or agent of the corporation, or an eligible outside party, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred by him, and the person whose legal representative he is, in connection with such proceeding. The corporation shall not so indemnify any such person unless (1) such person, and the person whose legal representative he is, was successful on the merits in the defense of any proceeding referred to in this subsection, or (2) it shall be concluded as provided in subsection (d) of this section that such person, and the person whose legal representative he is, acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of an employee benefit plan or trust, either in the best interests of the corporation or in the best interests of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust and, with respect to any criminal action or proceeding, that he had no reasonable cause to believe his conduct was unlawful, or (3) the court, on application as provided in subsection (e) of this section, shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine; except that, in connection with an alleged claim based upon his purchase or sale of securities of the corporation or of another enterprise, which he serves or served at the request of the corporation, the corporation shall only indemnify such person after the court shall have determined, on application as provided in subsection (e) of this section, that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith or in a manner which he did not reasonably believe to be in the best interests of the corporation or of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust, or, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

(c) Except as otherwise provided in this section, a corporation shall indemnify any person made a party to any proceeding, by or in the right of the corporation, to procure a judgment in its favor by reason of the fact that he, or the person whose legal representative he is, is or was a shareholder, director, officer, employee or agent of the corporation, or an eligible outside party, against reasonable expenses actually incurred by him in connection with such proceeding in relation to matters as to which such person, or the person whose legal representative he is, is finally adjudged not to have breached his duty to the corporation, or where the court, on application as provided in subsection (e) of this section, shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. The corporation shall not so indemnify any such person for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a proceeding, with or without court approval; or for expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval.

(d) The conclusion provided for in subsection (b) of this section may be reached by any one of the following: (1) The Board of Directors of the corporation by a consent in writing signed by a majority of those directors who were not parties to such proceeding; (2) independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to such proceeding; (3) in the case of any employee or agent who is not an officer or director of the corporation, the corporation's general counsel; or
(4) the shareholders of the corporation by the affirmative vote of at least a majority of the voting power of shares not owned by parties to such proceeding, represented at an annual or special meeting of shareholders, duly called with notice of such purpose stated. Such person shall also be entitled to apply to a court for such conclusion, upon application as provided in subsection (e), even though the conclusion reached by any of the foregoing shall have been adverse to him or to the person whose legal representative he is.

(e) Where an application for indemnification or for a conclusion as provided in this section is made to a court, it shall be made to the court in which the proceeding is pending or to the superior court for the judicial district where the principal office of the corporation is located. The application shall be made in such manner and form as may be required by the applicable rules of the court or, in the absence thereof, by direction of the court. The court may also direct the notice be given in such manner as it may require at the expense of the corporation to the shareholders of the corporation and to such other persons as the court may designate. In the case of an application to a court in which a proceeding is pending in which the person seeking indemnification is a party by reason of the fact that he, or the person whose legal representative he is, is or was serving at the request of the corporation as a director, partner, trustee, officer, employee or agent of another enterprise, or as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of any other enterprise, timely notice of such application shall be given by such person to the corporation.

(f) Expenses which may be indemnifiable under this section incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding as authorized by the Board of Directors upon agreement by or on behalf of the shareholder, director, officer, employee, agent or eligible outside party, or his legal representative, to repay such amount if he is later found not entitled to be indemnified by the corporation as authorized in this section.

(g) A corporation shall not indemnify any shareholder, director, officer, employee, agent or eligible outside party, other than a shareholder, director, officer, employee, agent or eligible outside party who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise, against judgments, fines, penalties, amounts paid in settlement and expenses to an extent either greater or less than that authorized in this section. No provision made a part of the incorporation, the bylaws, a resolution or shareholders or directors, an agreement, or otherwise on or after October 1, 1982, shall be valid unless consistent with this section. Notwithstanding the foregoing, the corporation may procure insurance providing greater indemnification and may share the premium cost with any shareholder, director, officer, employee, agent or eligible outside party on such basis as may be agreed upon. The rights and remedies provided in this section shall be exclusive."

The registrant hereby undertakes that insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be herewith affixed and attested, all in the city of Simsbury, and the
State of Connecticut on the  18   day of   February  , 1997.
                           ------        ------------


                         HARTFORD LIFE INSURANCE COMPANY
                         SEPARATE ACCOUNT VL I
                         (Registrant)

                         By:   /s/ Gregory A. Boyko
                             ----------------------------------------------
                              Gregory A. Boyko, Vice President & Controller

                         HARTFORD LIFE INSURANCE COMPANY
                         (Depositor)

                         By:   /s/ Gregory A. Boyko
                             ----------------------------------------------
                              Gregory A. Boyko, Vice President & Controller

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.


Ramani Ayer, Chairman and
    Chief Executive Officer, Director *
Bruce D. Gardner, Vice President
    Director *
Joseph H. Gareau, Executive Vice
    President and Chief Investment
    Officer, Director *
John P. Ginnetti, Executive Vice
   President, Director *
Thomas M. Marra, Executive Vice         *By:   /s/ Lynda Godkin
   President, Director *                     --------------------------------
Leonard E. Odell, Jr., Senior            Lynda Godkin
   Vice President, Director *             Attorney-In-Fact
Lowndes A. Smith, President,
   Chief Operating Officer,              Dated:   February 18, 1997
   Director *                                   ---------------------
Raymond P. Welnicki, Senior Vice
   President, Director *
Lizabeth H. Zlatkus, Vice President
   Director *

                                  EXHIBIT INDEX



(7)       Copy of Power of Attorney.


                                       II